Exhibit 4.2

DISCOVER BANK

Master Servicer, Servicer and Seller

and

U.S. BANK NATIONAL ASSOCIATION

Trustee

on behalf of the Certificateholders

SERIES SUPPLEMENT

Dated as of July 24, 2009

to

AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

Dated as of November 3, 2004, as amended

$996,740,526 Series CE Subordinated Certificates

DISCOVER CARD MASTER TRUST I

SERIES 2009-CE CERTIFICATES

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EXHIBITS

EXHIBIT A:	Form of Investor Certificate

EXHIBIT B:	Form of Certificateholders’ Monthly Statement

EXHIBIT C:	Form of Master Servicer’s Monthly Certificate

SCHEDULES

SCHEDULE I:	List of Senior Series

SCHEDULE II:	Increased Available Subordinated Amount

SCHEDULE III:	List of Senior Series Supplements

SENIOR SERIES CASH-FLOW APPENDICES

(In order of expected maturity date)

APPENDIX I:	Series 2005-2 Cash-Flow Appendix

APPENDIX II:	Series 2004-2S2 Cash-Flow Appendix

APPENDIX III:	Series 2007-1 Cash-Flow Appendix

APPENDIX IV:	Series 2003-3 (NI) Cash-Flow Appendix

APPENDIX V:	Series 2005-A Cash-Flow Appendix

APPENDIX VI:	Series 2007-3S1 Cash-Flow Appendix

APPENDIX VII:	Series 2003-4S2 Cash-Flow Appendix

APPENDIX VIII:	Series 2005-4S1 Cash-Flow Appendix

APPENDIX IX:	Series 2006-1S2 Cash-Flow Appendix

APPENDIX X:	Series 1996-4 (NI) Cash-Flow Appendix

APPENDIX XI:	Series 2006-2S2 Cash-Flow Appendix

APPENDIX XII:	Series 2006-3 Cash-Flow Appendix

APPENDIX XIII:	Series 2007-3S2 Cash-Flow Appendix

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APPENDIX XIV:	Series 2005-4S2 Cash-Flow Appendix

APPENDIX XV:	Series 2006-2S3 Cash-Flow Appendix

APPENDIX XVI:	Series 2007-2 Cash-Flow Appendix

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DISCOVER CARD MASTER TRUST I

SERIES 2009-CE CERTIFICATES

This Series of Master Trust Certificates is established pursuant to Section 6.06 of that certain Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, as amended, by and between DISCOVER BANK, a Delaware banking corporation (“Discover Bank”), as Master Servicer, Servicer and Seller and U.S. BANK NATIONAL ASSOCIATION (the “Trustee”), as Trustee (the “Pooling and Servicing Agreement”). This SERIES TERM SHEET and the ANNEX attached hereto, by and among the Master Servicer, the Servicers, the Sellers and the Trustee, constitute the SERIES SUPPLEMENT (the “Series Supplement”). The Pooling and Servicing Agreement and this Series Supplement together establish the Series of Master Trust Certificates to be known as the DISCOVER CARD MASTER TRUST I, SERIES 2009-CE CERTIFICATES. This Series is being established to provide a specific amount of credit enhancement to each of the Series listed on Schedule I hereto, and shall not be treated as providing greater credit enhancement to any such Series than the amount specified as the Available Subordinated Amount.

SERIES TERM SHEET

Date of Series Term Sheet	July 24, 2009.

Group	One.

Interchange Series	Yes.

Series Initial Investor Interest	$996,740,526

Class Initial Investor Interest of Subordinated Certificates	$996,740,526; plus the face amount of any Subordinated Certificates issued in an increase of the Series Investor Interest pursuant to Section 31.

Class Expected Final Payment Date

The Distribution Date in April 2014. The following portions of the Series Investor Interest are expected to mature of the dates set forth below, subject to the payment in full of the Senior Series to which they relate.

The amounts set forth in the table below will be revised in connection with any increase in the Available Subordinated Amount pursuant to Section 31 or decrease in connection with any Available Subordinated Amount Decrease. Senior Series Amount Date
2005-2	58,542,128	11/16/09
2004-2S2	36,588,813	12/15/09
2007-1	109,766,439	3/15/10
2003-3 (NI)	65,859,877	4/15/10
2005-A	139,037,433	4/15/10
2007-3S1	80,495,374	5/17/10
2003-4S2 (NI)	54,883,219	12/15/10
2005-4S1	51,224,380	1/18/11
2006-1S2	54,883,219	3/15/11
1996-4 (NI)	91,533,217	5/16/11
2006-2S2	43,906,561	8/15/11
2006-3	36,588,813	10/17/11
2007-3S2	36,588,813	5/15/12
2005-4S2	58,542,128	1/15/13
2006-2S3	23,416,893	8/15/13
2007-2	54,883,219	4/15/14

Type of Structure	Controlled Liquidation.

Certificate Rate	0% per annum

Series Cut-Off Date	July 1, 2009.

Series Closing Date	July 24, 2009.

Distribution Dates	The 15th day of each calendar month (or, if such day is not a Business Day, the next succeeding Business Day) commencing in August 2009.

Statement Dates	Each Distribution Date, commencing in August 2009.

Revolving Period	From the Series Cut-Off Date to the beginning of the Amortization Period with respect to the Available Subordinated Amount of this Series for any Senior Series.

Type of Credit Enhancement	Not applicable.

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Series Buffer Amount	Zero.

Interchange Subgroup Buffer Amount	Zero.

Group Buffer Amount	Zero.

Investor Servicing Fee Percentage	2.0% per annum calculated on the basis of a 360-day year of twelve 30-day months.

Eligible for Reallocations to and from Other Series in Group	Yes.

Series Termination Date	The first Distribution Date occurring 12 months after the date on which the final payment has been made with respect to all Senior Series.

Classes, if any, subject to Regulation S restrictions	Not applicable.

Classes, if any, subject to ERISA restrictions	Subordinated Class.

Bearer Certificates	Not applicable.

Registered Certificates	Subordinated Certificate.

Subordinated Certificate	Each certificate executed by the Sellers and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A.

Paying Agent	The Corporate Trust Office of the Trustee.

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IN WITNESS WHEREOF, the Sellers, the Master Servicer, the Servicers and the Trustee have caused this Series Supplement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.

DISCOVER BANK,
as Master Servicer, Servicer and Seller

/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

U.S. BANK NATIONAL ASSOCIATION, as Trustee

/s/ Patricia M. Child
Patricia M. Child
Vice President

[Signature Page to Series Supplement]

ANNEX

In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Certificateholders:

SECTION 1. Definitions

(a) Capitalized terms not otherwise defined in this Series Supplement (including the Series Term Sheet) shall have the meanings ascribed to them in the Pooling and Servicing Agreement. Capitalized terms that refer to a Series refer to the Series established hereby.

(b) The following terms have the definitions set forth below with respect to the Series established hereby, unless the context otherwise clearly requires:

“Allocable Finance Charge Collections” means, for any Senior Series for any Distribution Date, the product of (x) the Finance Charge Collections for the related Due Period and (y) the Senior Series Allocable Class Percentage for such Senior Series for such Distribution Date.

“Allocable Interchange” means, for any Senior Series for any Distribution Date, the product of (x) Interchange for such Distribution Date and (y) the Senior Series Allocable Class Percentage for such Senior Series for such Distribution Date.

“Allocable Investor Charged-Off Amount” means, for any Senior Series, for any Distribution Date, the product of (x) the Charged-Off Amount for the related Trust Distribution Date and (y) the Senior Series Allocable Class Percentage for such Senior Series for such Distribution Date.

“Allocable Principal Collections” means, for any Senior Series for any Distribution Date, the product of (x) the Principal Collections for the related Due Period and (y) the Senior Series Allocable Class Percentage for such Senior Series for such Distribution Date, as adjusted pursuant to Section 9 of this Series Supplement.

“Amortization Event” shall mean, with respect to the Available Subordinated Amount of this Series for any Senior Series, the occurrence of an Amortization Event with respect to such Senior Series.

“Amortization Period” shall mean, with respect to the Available Subordinated Amount of this Series for any Senior Series, the period from, and including, the Amortization Commencement Date for such Senior Series to, and including, the earlier of (i) the date of the final distribution to Investor Certificateholders of the Series established hereby and (ii) the Series Termination Date. The first Distribution Date of the Amortization Period with respect to the Available Subordinated Amount of this Series for any Senior Series shall be the Distribution Date in the calendar month following the Amortization Commencement Date for such Senior Series.

“Available Subordinated Amount,” means, with respect to each Senior Series of Investor Certificates, (a) the sum of (i) the Initial Available Subordinated Amount established for such

Senior Series pursuant to this Series Supplement and (ii) any Increased Available Subordinated Amount for such Senior Series established pursuant to Section 31 of this Series Supplement, in each case, as adjusted pursuant to Section 9(b) or Section 9(c) of this Series Supplement, less (b) any Available Subordinated Amount Decrease.

“Available Subordinated Amount Decrease” means, as of any date of determination, with respect to any Senior Series, an amount equal to the excess, if any, of the Available Subordinated Amount for such Senior Series over the portion of the Available Subordinated Amount for such Series necessary to meet any Rating Agency requirements with respect to the rating of the Investor Certificates for such Senior Series.

“Certificate Interest” shall mean, for the Subordinated Class for any Interest Payment Date, zero.

“Certificate Principal” shall mean, with respect to the Subordinated Class, the principal payable in respect of the Subordinated Class of Investor Certificates.

“Certificate Rate,” with respect to the Subordinated Class or Subclass, shall mean the certificate rate set forth in the Series Term Sheet with respect to the Subordinated Class.

“Class” with respect to this Series shall mean, for all purposes under the Pooling and Servicing Agreement and this Series Supplement, all Investor Certificates designated as part of the Subordinated Class.

“Class A Required Amount Shortfall” means, with respect to each Senior Series, the Class A Required Amount Shortfall for such Senior Series, as defined in the applicable Senior Series Supplement

“Class A Cumulative Investor Charged-Off Amount” means, with respect to each Senior Series, the Class A Cumulative Investor Charged-Off Amount for such Senior Series, as defined in the applicable Senior Series Supplement.

“Class B Cumulative Investor Charged-Off Amount” means, with respect to each Senior Series, the Class B Cumulative Investor Charged-Off Amount for such Senior Series, as defined in the applicable Senior Series Supplement.

“Class B Required Amount Shortfall” means, with respect to each Senior Series, the Class B Required Amount Shortfall for such Senior Series, as defined in the applicable Senior Series Supplement.

“Class Cumulative Investor Charged-Off Amount” with respect to the Subordinated Class for any Distribution Date, shall mean the sum of the Usage for all Senior Series. The Class Cumulative Investor Charged-Off Amount with respect to the Subordinated Class initially shall be zero.

“Class Expected Final Payment Date” with respect to the Subordinated Class shall mean the date designated as such in the Series Term Sheet.

“Class Initial Investor Interest” shall mean, with respect to the Subordinated Class, the aggregate face amount of Investor Certificates of the Subordinated Class as specified in the Series Term Sheet.

“Class Invested Amount” shall mean, with respect to the Subordinated Class for any Distribution Date, an amount equal to the Class Initial Investor Interest minus the sum of (a) the aggregate amount of payments of Certificate Principal paid to the Subordinated Class of Investor Certificateholders, in each case prior to such Distribution Date and (b) the Class Cumulative Investor Charged-Off Amount for such Distribution Date.

“Class Investor Interest” shall mean, with respect to the Subordinated Class for any Distribution Date, an amount equal to the Class Invested Amount for the Subordinated Class for such Distribution Date.

“Class Monthly Servicing Fee” with respect to the Subordinated Class for any Distribution Date, shall mean the amount of the Investor Servicing Fee for the related Due Period.

“Class Required Amount” with respect to the Subordinated Class on any Distribution Date, shall mean the sum of all accrued but unpaid Class Monthly Servicing Fees.

“Class Required Amount Shortfall” with respect to the Subordinated Class on any Distribution Date, shall have the meaning set forth in Section 9.

“Controlled Liquidation Amount” means, with respect to the portion of the Series Investor Interest of this Series allocated to support any Senior Series on any Controlled Liquidation Date, an amount equal to the Available Subordinated Amount for such Senior Series.

“Controlled Liquidation Date” means, with respect to an amount equal to the Available Subordinated Amount for any Senior Series, the later of (i) the date set forth under the heading “Senior Series Expected Maturity Date” next to such Senior Series listed on Schedule I hereto and (ii) the date on which the final payment of principal for such Senior Series is made.

“Credit Enhancement” with respect to any Senior Series shall have the meaning set forth in each applicable Senior Series Supplement.

“Credit Enhancement Agreement” with respect to any Senior Series shall have the meaning set forth in each applicable Senior Series Supplement.

“Distribution Date” shall have the meaning set forth in the Series Term Sheet.

“Dollars” or “U.S. $” or “$” shall mean the lawful currency of the United States of America.

“Fixed Principal Allocation Event” means, with respect to any Senior Series, a Fixed Principal Allocation Event as defined in the Senior Series Supplement for such Senior Series.

“Group Buffer Amount,” if applicable, shall have the meaning set forth in the Series Term Sheet.

“Group Excess Spread” shall mean, for any Distribution Date, the sum of the Series Excess Spreads for each Series (including the Series established hereby) that is a member of the same Group as the Series established hereby, in each case for such Distribution Date.

“Group Interchange Reallocation Account” shall have the meaning specified in Section 8.

“Group Finance Charge Collections Reallocation Account” shall have the meaning specified in Section 8.

“Group Principal Collections Reallocation Account” shall have the meaning specified in Section 8.

“Increased Available Subordinated Amount” means, with respect to each Senior Series of Investor Certificates, the amount set forth on Schedule II hereto, as such Schedule may be updated from time to time by the Master Servicer.

“Initial Available Subordinated Amount” means, for any Senior Series, the amount set forth under the applicable heading next to such Senior Series listed on Schedule I hereto.

“Interchange Series” shall mean each Series that indicates in its applicable Series Term Sheet that it is an Interchange Series.

“Interchange Subgroup Allocable Group Excess Spread” shall mean, if the Group Excess Spread is greater than or equal to zero, the product of the Group Excess Spread and the Interchange Subgroup Excess Allocation Percentage; and if the Group Excess Spread is less than zero, the product of the Group Excess Spread and the Interchange Subgroup Shortfall Allocation Percentage.

“Interchange Subgroup Buffer Amount” if applicable, shall have the meaning set forth in the Series Term Sheet.

“Interchange Subgroup Excess Allocation Percentage” shall mean a ratio, the numerator of which is the sum of the Series Investor Interest for each Interchange Series that is a member of the same Group as the Series established hereby (including the Series established hereby); and the denominator of which is the sum of the Series Investor Interests for each Series that is a member of the same Group as the Series established hereby (including each Interchange Series and the Series established hereby).

“Interchange Subgroup Excess Spread” shall mean, for any Distribution Date, the sum of (x) all amounts deposited into the Group Interchange Reallocation Account for all Interchange Series and (y) the Interchange Subgroup Allocable Group Excess Spread. For purposes of this definition in this Series Supplement, each Senior Series Supplement and the Series 2007-CC Supplement, the amounts deposited into the Group Interchange Reallocation Account for this

Series shall be deemed to include the aggregate amount of Allocable Interchange determined to have been applied to each Senior Series pursuant to clause (8) of each Senior Series Cash-Flow Appendix.

“Interchange Subgroup Shortfall Allocation Percentage” shall mean a ratio, the numerator of which is the sum of the Series Excess Spread for each Interchange Series that is a member of the same Group as the Series established hereby (including, if applicable, the Series established hereby) for which the Series Excess Spread is less than zero; and the denominator of which is the sum of the Series Excess Spread for each Series that is a member of the same Group as the Series established hereby (including, if applicable, each Interchange Series and the Series established hereby) for which the Series Excess Spread is less than zero.

“Investor Accounts” shall mean, in addition to Investor Accounts established pursuant to the Pooling and Servicing Agreement, the Series Collections Account, the Series Principal Collections Account, the Series Principal Funding Account, the Series Distribution Account, the Group Finance Charge Collections Reallocation Account, the Group Principal Collections Reallocation Account and the Group Interchange Reallocation Account.

“Investor Servicing Fee” shall mean, with respect to any Distribution Date, an amount equal to the product of the Investor Servicing Fee Percentage and the Series Investor Interest on the first day of the Due Period related to such Distribution Date (or in the case of the first Distribution Date for the Series established hereby, the Series Initial Investor Interest). For purposes of this definition, the Series Investor Interest on the first day of any Due Period in which an increase in the Series Investor Interest pursuant to Section 31 has occurred shall include the Series Investor Interest of all Investor Certificates issued during such Due Period.

“Investor Servicing Fee Percentage” shall mean the percentage identified as such in the Series Term Sheet.

“Principal Distribution Amount” shall mean, with respect to any Distribution Date that is a Controlled Liquidation Date for this Series with respect to any Senior Series, the sum of the Controlled Liquidation Amounts for this Series with respect to each such Senior Series to which a Controlled Liquidation Date relates.

“Principal Distribution Amount Shortfall” with respect to any Distribution Date that is a Controlled Liquidation Date, shall have the meaning set forth in Section 9.

“Required Daily Deposit” shall mean, if applicable, with respect to each Servicer, an amount equal to:

(a) during the Revolving Period, an amount equal to the Series Finance Charge Collections for this Series for such day; minus the sum of all accrued but unfunded Class Monthly Servicing Fees; provided, that with respect to any Due Period in which the Series Investor Interest increases (including the Series Closing Date) an amount equal to the amount that would have been deposited pursuant to this paragraph (a) with respect to such increased Series Investor Interest from the first day of such Due

Period until the date of such increase, shall be deposited on such date of increase (including the Series Closing Date, if applicable); or

(b) during the Amortization Period with respect to any Senior Series, an amount equal to the sum of the Allocable Finance Charge Collections for such Senior Series and the Allocable Principal Collections for such Senior Series minus all accrued but unfunded Class Monthly Servicing Fees; and

multiplied, in each case, by a fraction the numerator of which shall be the aggregate amount of Principal Receivables in the Trust that are serviced by such Servicer and the denominator of which shall be the aggregate amount of Principal Receivables in the Trust; provided, however, that if any Servicer is unable to make the calculations set forth above on any day, the Required Daily Deposit for such Servicer for such day shall be equal to all the Collections received by such Servicer on such day.

Notwithstanding the foregoing, (i) upon the occurrence of any circumstance described in Section 10.02(d), (e) or (f) of the Pooling and Servicing Agreement with respect to any Servicer, the Required Daily Deposit for any Series then outstanding shall equal the amount described in paragraph (b) above for such Servicer and (ii) a Servicer may use Collections received by it for its own account prior to the applicable Distribution Date as permitted by Sections 3.03(b) and 4.03(b) of the Pooling and Servicing Agreement.

“Revolving Period” shall have the meaning set forth in the Series Term Sheet.

“Senior Series” means each Series listed on Schedule I hereto. Each Subseries shall be included for these purposes as a separate Senior Series. For ease of reference, Subseries shall be referred to herein in abbreviated form, e.g., Series 2007-3, Subseries 2 shall be referred to as Series 2007-3S2.

“Senior Series Allocable Class Percentage” shall mean, with respect to each Senior Series with respect to any Distribution Date or any Trust Distribution Date, as applicable:

(a) when used with respect to the Charged-Off Amount, the percentage equivalent of a fraction the numerator of which shall be the Available Subordinated Amount of this Series for such Senior Series and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust and (ii) the Aggregate Investor Interest, in each case on the first day of the related Due Period; or

(b) when used with respect to Principal Collections prior to the occurrence of a Fixed Principal Allocation Event for such Senior Series, the percentage equivalent of a fraction the numerator of which shall be the Available Subordinated Amount of this Series for such Senior Series on the first day of the related Due Period and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Principal Collections for each Series then outstanding (including the Series established hereby) as of such Distribution Date or Trust Distribution Date, as applicable; or

(c) when used with respect to Principal Collections on and after the occurrence of a Fixed Principal Allocation Event for such Senior Series, the percentage equivalent of a fraction, the numerator of which shall be the Available Subordinated Amount of this Series for such Senior Series on the last day of the Due Period prior to the occurrence of such Fixed Principal Allocation Event and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Principal Collections for each Series then outstanding (including the Series established hereby) as of such Distribution Date or Trust Distribution Date, as applicable; or

(d) when used with respect to Finance Charge Collections prior to an Amortization Event for such Senior Series, the percentage equivalent of a fraction the numerator of which shall be the Available Subordinated Amount of this Series for such Senior Series on the first day of the related Due Period and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Finance Charge Collections for each Series then outstanding (including the Series established hereby) as of such Distribution Date or Trust Distribution Date, as applicable;

(e) when used with respect to Finance Charge Collections on and after an Amortization Event for such Senior Series, the percentage equivalent of a fraction the numerator of which shall be the Available Subordinated Amount of this Series for such Senior Series on the last day of the Due Period prior to the occurrence of such Amortization Event, and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Finance Charge Collections for each Series then outstanding (including the Series established hereby) as of such Distribution Date or Trust Distribution Date, as applicable; or

(f) when used with respect to Interchange, the percentage equivalent of a fraction the numerator of which shall be the Available Subordinated Amount of this Series for such Senior Series and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust and (ii) the Aggregate Investor Interest, in each case on the first day of the related Due Period.

For purposes of this definition, the Available Subordinated Amount for any Senior Series as of the first day of any Due Period in which the Series Closing Date has occurred or an increase in the Series Investor Interest has been made pursuant to Section 31 shall include the Increased Available Subordinated Amount for such Senior Series as set forth on Schedule II.

“Senior Series Cash-Flow Appendix” means, with respect to each Senior Series, the appendix to this agreement identified by the name of such Senior Series.

“Senior Series Distribution Account” means, with respect to each Senior Series, the Series Distribution Account for such Senior Series established pursuant to the applicable Senior Series Supplement.

“Senior Series Percentage” means, with respect to each Senior Series, a fraction, the numerator of which is the Available Subordinated Amount for such Senior Series and the denominator of which is the Available Subordinated Amount for all Senior Series.

“Senior Series Principal Collections Account” means, with respect to each Senior Series, the Series Principal Collections Account for such Senior Series established pursuant to the applicable Senior Series Supplement.

“Senior Series Principal Distribution Amount Shortfall” means, with respect to each Senior Series, the Principal Distribution Amount Shortfall for such Senior Series, as defined in the applicable Senior Series Supplement.

“Senior Series Principal Funding Account” means, with respect to each Senior Series, the Series Principal Funding Account for such Senior Series established pursuant to the applicable Senior Series Supplement.

“Senior Series Supplement” means each Series Supplement listed on Schedule III hereto.

“Series 2007-CC Collateral Certificate” means the Series 2007-CC Collateral Certificate issued pursuant to the Pooling and Servicing Agreement and the Series 2007-CC Supplement.

“Series 2007-CC Supplement” means the Series 2007-CC Supplement to the Pooling and Servicing Agreement dated as of July 26, 2007, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

“Series Buffer Amount,” if applicable, shall have the meaning set forth in the Series Term Sheet.

“Series Closing Date” shall mean the date designated as such in the Series Term Sheet.

“Series Collections Account” shall have the meaning specified in Section 8.

“Series Cut-Off Date” shall mean the date designated as such in the Series Term Sheet.

“Series Distribution Account” shall have the meaning specified in Section 8.

“Series Excess Spread” shall mean, for any Distribution Date, an amount equal to (a) the sum of Series Finance Charge Collections and Series Interchange for the Subordinated Class of the Series established hereby minus (b) the sum of (i) the Investor Servicing Fee and (ii) the product of the Series Percentage with respect to the Charged-Off Amount and the Charged-Off Amount, in each case for such Distribution Date; and provided, that if an increase in the Series Investor Interest has been made pursuant to Section 31 on or prior to such Distribution Date but during the calendar month in which such Distribution Date occurred, the Class Invested Amount for the Subordinated Class for such Distribution Date shall be deemed to exclude the portion of the Class Invested Amount represented by Investor Certificates issued in connection with such increase; provided, however, if an increase in the Series Investor Interest has been made pursuant to Section 31 during the prior calendar month on a day other than the Distribution Date in such prior calendar month, the amount in clause (i) above shall be deemed to include the portion of the Class Invested Amount represented by Investor Certificates issued as part of such increase as if such increase had taken effect on such prior Distribution Date.

“Series Finance Charge Collections” shall mean, with respect to any day or any Distribution Date or Trust Distribution Date, as applicable, the sum of the Allocable Finance Charge Collections for all Senior Series for such day or for the related Due Period, as applicable.

“Series Initial Investor Interest” shall mean the aggregate face amount of Investor Certificates authenticated and delivered pursuant to Section 7 and, if applicable, pursuant to Section 31, as specified in the Series Term Sheet.

“Series Interchange” shall mean, with respect to any Distribution Date or Trust Distribution Date, as applicable, the sum of Allocable Interchange for all Senior Series for the related Due Period.

“Series Invested Amount” with respect to any Distribution Date, shall mean the Class Invested Amount for the Subordinated Class of the Series established hereby on such Distribution Date.

“Series Investor Interest” with respect to any Distribution Date, shall mean the Class Investor Interest for the Subordinated Class of the Series established hereby on such Distribution Date.

“Series Minimum Principal Receivables Balance” shall mean, with respect to the Series established hereby, on any date of determination (i) if a Fixed Principal Allocation Event has not occurred for any Senior Series, the Series Investor Interest on such date of determination, divided by 0.93, or (ii) the sum of (A) for each Senior Series for which a Fixed Principal Allocation Event has occurred, the Available Subordinated Amount of this Series for such Senior Series as of the date of the occurrence of the applicable Fixed Principal Allocation Event and (B) the Available Subordinated Amount of this Series for each Senior Series for which a Fixed Principal Allocation Event has not occurred on such date of determination, divided by 0.93; provided, however, that Discover Bank on behalf of the Holder of the Seller Certificate may, upon 30 days’ prior notice to the Trustee and the Rating Agencies, reduce the Series Minimum Principal Receivables Balance by increasing the divisors set forth above, subject to the condition that

Discover Bank on behalf of the Holder of the Seller Certificate shall have been notified by the Rating Agencies that such reduction would not result in the lowering or withdrawal of the rating of any Class of any Series then outstanding, and provided, further, that the divisors set forth above may not be increased to more than 0.98.

“Series Percentage” shall mean, with respect to any specified category, with respect to any Distribution Date or Trust Distribution Date, as applicable, the sum of the Senior Series Allocable Class Percentages with respect to such category for this Series on such Distribution Date or Trust Distribution Date, as applicable.

“Series Principal Collections” shall mean, with respect to any day or any Distribution Date or Trust Distribution Date, as applicable, the sum of Allocable Principal Collections for all Senior Series for such day or for the related Due Period, as applicable.

“Series Principal Collections Account” shall have the meaning specified in Section 8.

“Series Principal Funding Account” shall mean the Series Principal Funding Account established pursuant to Section 8. Amounts “on deposit in” the Series Principal Funding Account shall be deemed to be on deposit for the benefit of the Holders of the Subordinated Certificates. Amounts “on deposit in” the Series Principal Funding Account shall be deemed to include amounts invested in Permitted Investments pursuant to Section 8 unless the context clearly requires otherwise.

“Series Required Principal Amount” shall mean, for this Series, with respect to any Distribution Date, zero, and with respect to each other Series that is a member of the same Group as the Series established hereby, the amount specified in the Series Supplement for such Series for such Distribution Date.

“Series Term Sheet” shall mean the Series Term Sheet setting forth the terms of the Series of Investor Certificates issued hereby, to which this Annex is attached.

“Series Termination Date” shall mean the date designated as such in the Series Term Sheet.

“Subordinated Class” shall mean each Investor Certificate issued hereunder.

“Subseries” shall mean Investor Certificates of a Senior Series that are identified in the Series Term Sheet for such Senior Series as constituting a “Subseries.” If a Senior Series consists of two or more Subseries, then each provision of the Annex to this Series Supplement shall be interpreted and applied separately for each Subseries as if such Subseries were an independent Senior Series, and each reference to a “Senior Series” and each term beginning with “Senior Series” (except as used in this definition of Subseries) shall be deemed to be a reference to the applicable Subseries or the provisions of the applicable Subseries (e.g. as applied in relation to a specific Subseries, the term “Series Termination Date” shall refer solely to the Series Termination Date identified in the Series Term Sheet with respect to that Subseries), except where the context clearly requires that such term refers to multiple or other Series of the

Trust, in which case such term shall be interpreted to treat each Subseries as a separate Series of the Trust.

“United States” or “U.S.” shall mean the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

“Usage” means, with respect to each Senior Series, as of (i) the first Distribution Date, zero and (ii) each subsequent Distribution Date, Usage as of the immediately preceding Distribution Date, as adjusted pursuant to Section 9(b).

SECTION 2. Subordination. The Holders of each Subordinated Certificate, by their acceptance of such Investor Certificate, hereby subordinate, for the benefit of the Holders of the Investor Certificates of each Senior Series set forth on Schedule I hereto, to the extent and in the manner set forth in Section 9(b) hereof, all of such Investor Certificateholder’s right, title and interest in and to future distributions due on such Holder’s Investor Certificates.

SECTION 3. Representations and Warranties of the Sellers. The representations and warranties of the Sellers contained in Section 2.04 of the Pooling and Servicing Agreement and the corresponding sections of any Assignment are true on and as of the date hereof and/or the date set forth in the Pooling and Servicing Agreement, as applicable. Each Seller also represents and warrants to the Trust as of the date hereof that:

(a) The execution, delivery and performance of this Series Supplement by such Seller have been duly authorized by all necessary corporate action, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any material provision of the Certificate of Incorporation or By-Laws of such Seller, do not and will not conflict with, or result in a breach which would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such of its property which is material to it, or, to the best of such Seller’s knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Series Supplement is the valid, binding and enforceable obligation of such Seller, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors’ rights generally or by general equity principles.

(b) The Pooling and Servicing Agreement creates a valid and enforceable security interest (as defined in the applicable UCC) which security interest is prior to all other Liens and is enforceable as such against creditors of and purchasers from Seller, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors’ rights generally or by general equity principles.

(c) The Receivables constitute “accounts” within the meaning of Article 9 of the applicable UCC.

(d) Each Seller has caused or will have caused, within ten days of the date of this Series Supplement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest (as defined in the applicable UCC) in the Receivables conveyed to the Trustee under the Pooling and Servicing Agreement.

(e) Other than the sale, transfer, assignment and conveyance of the Receivables to the Trust and the grant of a security interest therein pursuant to the Pooling and Servicing Agreement, the Seller has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Receivables.

(f) The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Receivables, other than any financing statement (i) relating to the interest of the Trust in the Receivables under the Pooling and Servicing Agreement or (ii) that has been terminated.

(g) The Seller is not aware of any judgment or tax lien filings against it.

The representations and warranties set forth in this Section 3 shall survive the transfer and assignment to the Trust of the Receivables transferred to the Trust by the Sellers. None of (i) compliance with the representations and warranties set forth in this Section 3, (ii) compliance with the representations and warranties set forth in Sections 2.04(d) and (e) of the Pooling and Servicing Agreement or (iii) compliance with the provisions of Section 13.02 of the Pooling and Servicing Agreement can be waived by the Trustee without the prior written consent of Standard & Poor’s.

SECTION 4. Representations and Warranties of Discover Bank as Master Servicer and Servicer. The representations and warranties of Discover Bank as the Master Servicer and as a Servicer contained in Section 3.04 of the Pooling and Servicing Agreement are true on and as of the date hereof. Discover Bank as Master Servicer and Servicer also represents and warrants to the Trust as of the date hereof that the execution, delivery and performance of this Series Supplement by Discover Bank have been duly authorized by all necessary corporate action, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any material provision of the Certificate of Incorporation or By-Laws of Discover Bank, do not and will not conflict with, or result in a breach which would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such of its property which is material to it, or, to the best of Discover Bank’s knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Series Supplement is the valid, binding and enforceable obligation of Discover Bank, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors’ rights generally or by general equity principles.

SECTION 5. Representations and Warranties of Other Servicers. The representations and warranties of each Servicer (other than Discover Bank), if any, contained in Section 3.05 of the Pooling and Servicing Agreement are true and correct on and as of the date hereof. Each such Servicer also represents and warrants to the Trust as of the date hereof that the execution, delivery and performance of this Series Supplement by such Servicer have been duly authorized by all necessary corporate action, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any material provision of the Certificate of

Incorporation or By-Laws of such Servicer, do not and will not conflict with, or result in a breach which would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such of its property which is material to it, or, to the best of such Servicer’s knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Series Supplement is the valid, binding and enforceable obligation of such Servicer, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors’ rights generally or by general equity principles.

SECTION 6. Representations and Warranties of the Trustee. The representations and warranties of the Trustee contained in Section 11.16 of the Pooling and Servicing Agreement are true on and as of the date hereof. The Trustee also represents and warrants as of the date hereof that the Trustee has full power, authority and right to execute, deliver and perform this Series Supplement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Series Supplement, and this Series Supplement has been duly executed and delivered by the Trustee.

SECTION 7. Authentication of Certificates. Pursuant to the request of the Sellers, the Trustee shall cause Investor Certificates in authorized denominations evidencing the Series established hereby to be duly authenticated and delivered as of the Series Closing Date to or upon the order of the Sellers pursuant to Section 6.06 of the Pooling and Servicing Agreement.

SECTION 8. Establishment and Administration of Investor Accounts.

(a) The Series Distribution Account, Series Collections Account and Series Principal Collections Account. The Trustee, for the benefit of the Certificateholders, shall cause to be established and maintained in the name of the Trust, with the corporate trust department of an office or branch of either the Trustee or a Qualified Institution, three non-interest bearing segregated trust accounts (the “Series Distribution Account”; for Collections, the “Series Collections Account”; and for Series Principal Collections and certain other amounts deposited therein pursuant to Section 9, the “Series Principal Collections Account”) bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trust shall possess all right, title and interest in all funds on deposit in the Series Distribution Account, the Series Collections Account and the Series Principal Collections Account; provided, however, that all interest and earnings (less investment expenses) on funds on deposit in any such account shall be paid to the Holder of the Seller Certificate in accordance with Section 4.02(c) of the Pooling and Servicing Agreement. Pursuant to authority granted to it pursuant to Section 3.01(b) of the Pooling and Servicing Agreement, the Master Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Series Distribution Account, the Series Collections Account and the Series Principal Collections Account for the purpose of carrying out the duties of the Master Servicer hereunder. The Master Servicer at all times shall maintain accurate records reflecting each transaction in the Series Distribution Account, the Series Collections Account and the Series Principal Collections Account. The Paying Agent also shall have the revocable authority to make withdrawals from the Series Distribution Account.

(b) Reallocation Accounts. The Trustee, for the benefit of the Certificateholders, shall cause to be established and maintained in the name of the Trust, with the corporate trust department of an office or branch of either the Trustee or a Qualified Institution, three non-interest bearing segregated trust accounts for the Group of which the Series established hereby is a member (for reallocated Series Finance Charge Collections and Class Investment Income, the “Group Finance Charge Collections Reallocation Account,” for reallocated Series Principal Collections and other amounts deposited into the Series Principal Collections Account pursuant to Section 9, the “Group Principal Collections Reallocation Account” and for reallocated Series Interchange, the “Group Interchange Reallocation Account”) bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Group Finance Charge Collections Reallocation Account, the Group Principal Collections Reallocation Account and the Group Interchange Reallocation Account in all proceeds thereof. Pursuant to authority granted to it pursuant to Section 3.01(b) of the Pooling and Servicing Agreement, the Master Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Group Finance Charge Collections Reallocation Account, the Group Principal Collections Reallocation Account and the Group Interchange Reallocation Account for the purpose of carrying out the duties of the Master Servicer hereunder. The Master Servicer at all times shall maintain accurate records reflecting each transaction in the Group Finance Charge Collections Reallocation Account, the Group Principal Collections Reallocation Account and the Group Interchange Reallocation Account.

(c) The Series Principal Funding Account. The Trustee, for the benefit of the Certificateholders, shall establish and maintain or cause to be established and maintained in the name of the Trust, with the corporate trust department of an office or branch of either the Trustee or a Qualified Institution, a non-interest bearing segregated trust account (for principal to be paid to Investor Certificateholders of this Series, the “Series Principal Funding Account”) bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Series Principal Funding Account and in all proceeds thereof. The Series Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. Pursuant to authority granted to it pursuant to Section 3.01(b) of the Pooling and Servicing Agreement, the Master Servicer shall have the revocable power to withdraw funds from the Series Principal Funding Account for the purpose of carrying out the duties of the Master Servicer hereunder. The Master Servicer at all times shall maintain accurate records reflecting each transaction in the Series Principal Funding Account. The Paying Agent also shall have the revocable authority to make withdrawals from the Series Principal Funding Account.

Funds on deposit in the Series Principal Funding Account shall be invested in Permitted Investments by the Trustee (or, at the direction of the Trustee, by the Master Servicer on behalf of the Trustee) at the direction of Discover Bank on behalf of the Holder of the Seller Certificate, as set forth below. Any Permitted Investment with a stated maturity shall mature on or prior to the following Distribution Date. On or before the occurrence of the first Controlled Liquidation Date, the Master Servicer shall notify the Trustee of the amount of Certificate Principal to be deposited into the Series Principal Funding Account on such Distribution Date, and Discover

Bank on behalf of the Holder of the Seller Certificate shall direct the Trustee in writing to invest the funds that will be on deposit in the Series Principal Funding Account on such Distribution Date (including any funds previously invested in Permitted Investments that will be available for reinvestment on such Distribution Date) in Permitted Investments. Discover Bank’s notice to the Trustee shall specifically identify each such Permitted Investment (including its principal amount and maturity). In addition, Discover Bank on behalf of the Holder of the Seller Certificate shall from time to time provide written notice to the Trustee directing the Trustee to reinvest funds representing principal, interest or other investment income received by it with respect to such Permitted Investments (whether upon maturity or otherwise) in additional Permitted Investments. In the event that Discover Bank on behalf of the Holder of the Seller Certificate fails to direct the Trustee to invest or reinvest any funds that are deposited in the Series Principal Funding Account or that are received by it with respect to Permitted Investments by 2:00 p.m. on the date such funds are available for investment, the Trustee shall use reasonable efforts to invest such funds overnight in securities represented by instruments in bearer or registered form which evidence obligations issued or fully guaranteed, as to timely payment, by the United States of America or any instrumentality or agency thereof when such obligations are backed by the full faith and credit of the United States of America until such time as the Trustee receives the required notice from Discover Bank; provided, however, that the Trustee shall have no liability for the failure to invest such funds if the Trustee has employed reasonable efforts to make such investment.

(d) Transfer of Investor Accounts. If at any time any of the Investor Accounts established in Sections 8(a) through 8(c) is not being held by the Trustee and the institution holding such Investor Account ceases to be a Qualified Institution, the Master Servicer shall within 10 Business Days establish a new Investor Account (meeting any conditions specified in this Series Supplement with respect to such Investor Account) with a Qualified Institution and transfer any cash and/or any investments to such new Investor Account.

SECTION 9. Allocations of Collections.

(a) Deposits to Series Collections Account. On or before each Distribution Date, the Master Servicer shall direct the Trustee in writing to withdraw from the Group Collections Account and deposit into the Series Collections Account an amount equal to the sum of the Series Finance Charge Collections, the Series Principal Collections and the Series Interchange for the related Due Period.

(b) Deposits During the Revolving Period or Amortization Period, as Applicable. The Master Servicer shall, on or before each Distribution Date during the Revolving Period or any Amortization Period, as applicable, direct the Trustee in writing that funds be paid or deposited in the following amounts, to the extent such funds are available and in the order of priority specified, to the account or Person indicated, in each case as set forth below.

On each Distribution Date, the Master Servicer shall direct the Trustee to apply the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections for each Senior Series in accordance with the applicable Senior Series Cash-Flow Appendix to this Agreement

(c) Deposits During the Revolving Period or Amortization Period, as Applicable after Allocations to each Senior Series. The Master Servicer shall, on or before each Distribution Date during the Revolving Period or any Amortization Period, as applicable, after allocations have been made pursuant to Section 9(b) hereof, direct the Trustee in writing that funds be paid or deposited in the following amounts, to the extent such funds are available and in the order of priority specified, to the account or Person indicated, in each case as set forth below.

(1) Any amounts remaining on deposit in the Series Collections Account shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account.

(2) On any Distribution Date that is a Controlled Liquidation Date, an amount equal to the lesser of

(x)	the Principal Distribution Amount and

(y)	the amount on deposit in the Series Principal Collections Account shall be withdrawn from the Series Principal Collections Account and deposited into the Series Principal Funding Account. The amount by which the Principal Distribution Amount exceeds the amount of such deposit shall be the “Principal Distribution Amount Shortfall.”

(3) Any amounts remaining on deposit in the Series Principal Collections Account shall be withdrawn from the Series Principal Collections Account and be deposited into the Group Principal Collections Reallocation Account.

(4) On any Distribution Date that is a Controlled Liquidation Date, an amount equal to the lesser of

(x)	the Principal Distribution Amount Shortfall, and

(y)	the amount on deposit in the Group Principal Collections Reallocation Account after all amounts to be withdrawn pursuant to the provisions of each applicable Senior Series Supplement or the Series 2007-CC Supplement, other than amounts to be deposited in the Collections Account, have been withdrawn shall be withdrawn from the Group Principal Collections Reallocation Account and deposited into the Series Principal Funding Account. The Principal Distribution Amount Shortfall shall be reduced by the amount of such deposit.

(5) After all allocations from the Group Principal Collections Reallocation Account to be made pursuant to any other Series Supplement for any Series that is a member of the same Group of which the Series established hereby is a member have been made, the amount remaining on deposit in the Group Principal Collections Reallocation Account shall be withdrawn from the Group Principal Collections Reallocation Account and deposited into the Collections Account.

(6) After all other allocations have been provided for with respect to each Series then outstanding (whether or not such Series is a member of the same Group as the Series established hereby), the lesser of

(x)	the amount of the Seller Interest and

(y)	the amount on deposit in the Collections Account

shall be paid to the Holder of the Seller Certificate. If, after such payment, any amounts remain on deposit in the Collections Account, such amounts shall remain in the Collections Account for allocation as Principal Collections on the next Trust Distribution Date.

SECTION 10. Payments. On each Distribution Date that is a Controlled Liquidation Date, after giving effect to payments made pursuant to Section 9 and adjustment of the Class Investor Interest and Class Invested Amount for the Class Cumulative Charged-Off Amount, an amount equal to the lesser of:

(x)	the Principal Distribution Amount, and

(y)	the amount deposited into the Series Principal Funding Account on such Distribution Date pursuant to Section 9 shall be withdrawn from the Series Principal Funding Account. The Master Servicer shall cause the Paying Agent to pay such amount to the Investor Certificateholders of the Subordinated Class in accordance with Section 5.01 of the Pooling and Servicing Agreement. Except as set forth in the following sentence, all such amounts shall be paid to or with respect to the Holders of the Subordinated Certificates until the Class Invested Amount is reduced to zero. In no event shall any amounts be paid with respect to the Subordinated Class of Investor Certificates pursuant to this Section (10) in excess of the Class Invested Amount for such Subordinated Class. Any amounts remaining on deposit in the Series Principal Funding Account after the Class Invested Amount for the Subordinated Class has been reduced to zero shall be paid to the Holder of the Seller Certificate.

SECTION 11. [RESERVED]

SECTION 12. [RESERVED]

SECTION 13. [RESERVED]

SECTION 14. Servicing Compensation. As compensation for its servicing activities hereunder and under the Pooling and Servicing Agreement and reimbursement of its expenses as set forth in Section 3.03 of the Pooling and Servicing Agreement, the Master Servicer shall be entitled to receive the Class Monthly Servicing Fees with respect to the Series established hereby in respect of any Due Period (or portion thereof) prior to the earlier of the date on which the Series Investor Interest is reduced to zero and the Series Termination Date. The Class Monthly Servicing Fees shall be paid to the Master Servicer on behalf of the Subordinated Class on each Distribution Date pursuant to Section 10

SECTION 15. [RESERVED].

SECTION 16. [RESERVED].

SECTION 17. Investor Certificateholders’ Monthly Statement. On each Statement Date, a statement substantially in the form of Exhibit B and prepared by the Trustee (based on information provided by the Master Servicer) setting forth the information listed thereon shall be available from the Trustee and each Paying Agent.

SECTION 18. Master Servicer’s Monthly Certificate. On or before the second Business Day preceding each Statement Date, the Master Servicer shall forward to Discover Bank on behalf of the Holder of the Seller Certificate, the Trustee and each Paying Agent a certificate of a Servicing Officer substantially in the form of Exhibit C setting forth the information listed thereon.

SECTION 19. [RESERVED]

SECTION 20. Additional Amortization Events. If an Amortization Event occurs for any Senior Series, an Additional Amortization Event shall occur with respect to a portion of the Series Investor Interest equal to the Available Subordinated Amount for such Senior Series at such time; provided that no payments will be made with respect to such portion of the Series Investor Interest until the final payment of principal has been made with respect to such Senior Series.

SECTION 21. [RESERVED]

SECTION 22. Purchase of Investor Certificates and Series Termination.

(a) If as of any Distribution Date (after giving effect to any payments calculated pursuant to Section 9 made on such Distribution Date) the Series Investor Interest of the Series established hereby is less than or equal to 5% of the Series Initial Investor Interest and no Investor Certificates of any Senior Series remains outstanding, Discover Bank on behalf of the Holder of the Seller Certificate may purchase and cancel the Investor Certificates of the Series established hereby by depositing into the Series Distribution Account, on the immediately succeeding Distribution Date, an amount equal to the Series Investor Interest as of the last day of the Due Period related to such immediately succeeding Distribution Date. The Master Servicer shall direct the Trustee in writing to withdraw the amount allocable to the Subordinated Class from the Series Distribution Account and pay such amount to the Investor Certificateholders of such Class pursuant to Section 12.02 of the Pooling and Servicing Agreement. All Investor Certificates of the Series established hereby that are purchased by Discover Bank on behalf of the Holder of the Seller Certificate pursuant to this Section 22(a) shall be delivered by Discover Bank on behalf of the Holder of the Seller Certificate upon such purchase to, and be cancelled by, the Transfer Agent and be disposed of in a manner satisfactory to the Trustee and Discover Bank on behalf of the Holder of the Seller Certificate.

(b) Notwithstanding Section 12.02 of the Pooling and Servicing Agreement, if on the Series Termination Date Investor Certificates for the Subordinated Class remain outstanding, an amount equal to the product of (A) the aggregate amount of Receivables remaining in the Trust and (B) a fraction, the numerator of which is the Series Investor Interest of this Series and the denominator of which is the Aggregate Investor Interest, in each case, as of the Distribution Date occurring in the month immediately preceding the month in which such Series Termination Date occurs, shall be distributed pro rata to the holders of the Investor Certificates for the Subordinated Class.

SECTION 23. [RESERVED].

SECTION 24. [RESERVED].

SECTION 25. Ratification of Pooling and Servicing Agreement. As supplemented and amended by this Series Supplement, the Pooling and Servicing Agreement is in all respects ratified and confirmed and the Pooling and Servicing Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

SECTION 26. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 27. Governing Law. This Series Supplement and all disputes arising out of or relating to it shall be construed in accordance with the internal laws of the State of New York, without reference to its conflict of law provisions that would result in the application of the law of any state other than New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 28. Intention of Parties. The parties intend the sale, transfer, assignment or conveyance of Receivables, Interchange and all proceeds thereof in connection herewith to be a sale of financial assets in connection with a securitization and an absolute transfer for all purposes (other than for federal, state and local income and franchise tax purposes). The parties intend the sale, transfer, assignment or conveyance of Receivables in connection herewith to be treated as a sale for accounting purposes.

SECTION 29. Amendment for Sale Accounting Purposes. If any Seller determines that (i) an amendment to this Agreement or the Pooling and Servicing Agreement is necessary or desirable for such Seller to maintain or establish sale accounting treatment under then-applicable financial accounting standards, and (ii) such Seller cannot enter into such amendment pursuant to Section 13.01 of the Pooling and Servicing Agreement without obtaining the consent of a specified percentage of Investor Certificateholders, then the Master Servicer, the Sellers, the Trustee and the Servicers may nonetheless enter into such amendment without obtaining the consent of any Certificateholder of any Investor Certificates of this Series so long as the Trustee shall have been advised by the Rating Agencies that such amendment will not result in the downgrading or withdrawal of the rating assigned to the Subordinated Class.

Any such amendment may include, without limitation, any changes necessary to convert the Trust from a “one-tier” securitization structure to a “two-tier” securitization structure. Notwithstanding the foregoing, any Investor Certificateholder that acquires an Investor

Certificate of this Series will be deemed to have consented to any such amendment for all purposes, including for purposes of calculating whether the requisite consent percentage, if any, under Section 13.01 of the Pooling and Servicing Agreement has been received for any amendment that requires such consent because of the lack of provisions comparable to this Section 29 in the Series Supplements for other Series then outstanding (except that Investor Certificates beneficially owned by any Seller or any affiliate or agent of any Seller will not be included in any such calculation).

SECTION 30. Election Under Delaware Asset-Backed Securities Facilitation Act. Without limiting any other provisions of the Pooling and Servicing Agreement or this Series Supplement, the parties hereto agree that (a) the transactions contemplated hereby constitute a “securitization transaction” and (b) to the fullest extent permitted under applicable law, including without limitation, the Asset-Backed Securities Facilitation Act Delaware Code Ann. tit. 6, § 2703A et seq: (1) all right, title and interest to the Receivables, whether now existing or hereafter acquired, all monies due or to become due with respect thereto, all proceeds of such Receivables and all Interchange (the “Transferred Assets”), which have been transferred to the Trust in connection with the securitization transactions contemplated herein, shall be deemed to no longer be the property, assets or rights of the Seller; (2) the Seller, its creditors or, in any insolvency proceeding with respect to the Seller or the Seller’s property, a bankruptcy trustee, receiver, debtor, debtor in possession or similar person, shall have no rights, legal or equitable, whatsoever to reacquire, reclaim, recover, repudiate, disaffirm, redeem or recharacterize as property of the Seller any of the Transferred Assets; and (3) in the event of a bankruptcy, receivership or other insolvency proceeding with respect to the Seller or the Seller’s property, such Transferred Assets shall not be deemed to be part of the Seller’s property, assets, rights or estate.

SECTION 31. Issuance of Additional Certificates. The Sellers may direct the Trustee to issue, at any time and from time to time when this Series is outstanding, additional Investor Certificates of this Series to increase the Series Investor Interest, subject to the satisfaction of the conditions described below:

(a) The Sellers shall have notified the Trustee, in writing, at least three days in advance of the date upon which the Series Investor Interest is to be increased, which notice shall state the designation of the Series under which the additional Investor Certificates are to be issued and shall include: (i) the amount of Investor Certificates being offered and the resulting Class Initial Investor Interests and Series Initial Investor Interest, (ii) the Available Subordinated Amount for each Senior Series immediately after giving effect to such increase and (iii) any other terms that the Sellers set forth in such notice of such increase in the Series Investor Interest to clarify the rights of holders of such new Investor Certificates or the effect of such new Investor Certificates on any calculations to be made with respect to this Series, the Group of which this Series is a member, or the Trust. All such terms shall be incorporated into and form a part of this Series Supplement on and after the effective date of such increase in the Series Investor Interest. The notice shall also include a revised Series Term Sheet that specifies the terms of this Series after giving effect to the increase.

(b) Discover Bank on behalf of the Holder of the Seller Certificate shall not be required to designate Additional Accounts or convey Participation Interests to the Trust pursuant to Section 2.10(a) of the Pooling and Servicing Agreement as a result of the increase in Series Investor Interest.

Upon any increase in the Series Investor Interest, Discover Bank on behalf of the Holder of the Seller Certificate shall execute and deliver to the Trustee, and the Trustee shall authenticate and deliver, upon the order of Discover Bank on behalf of the Holder of the Seller Certificate, new Investor Certificates in the amount of the increase, each of which shall bear, upon its face, the designation for this Series.

EXHIBIT A

FORM OF SUBORDINATED CERTIFICATE

[FORM OF THE FACE OF THE SUBORDINATED CERTIFICATES]

NO.	$

DISCOVER CARD MASTER TRUST I, SERIES 2009-CE

SERIES 2009-CE CREDIT CARD PASS-THROUGH CERTIFICATE

DISCOVER BANK

MASTER SERVICER, SERVICER AND SELLER

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR SERIES CERTIFICATES AND TO THE RIGHTS OF THE MASTER SERVICER AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT AND SERIES SUPPLEMENT REFERRED TO HEREIN.

(NOT AN INTEREST IN OR OBLIGATION OF DISCOVER BANK AND NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.)

THIS INVESTOR CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF ANY EMPLOYEE BENEFIT PLAN (AS DEFINED BELOW).

THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS CERTIFICATE IS HEREBY NOTIFIED THAT THE SELLER OF THIS CERTIFICATE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A. THE HOLDER OF THIS CERTIFICATE AGREES FOR THE BENEFIT OF DISCOVER CARD MASTER TRUST I AND DISCOVER BANK THAT (A) THIS CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO DISCOVER CARD MASTER TRUST I, DISCOVER BANK OR THEIR AFFILIATES IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, PROVIDED, THAT IMMEDIATELY AFTER SUCH RESALE, PLEDGE OR TRANSFER, THE CERTIFICATE WILL NOT BE CONSIDERED ISSUED AND OUTSTANDING FOR UNITED STATES FEDERAL AND STATE INCOME TAX PURPOSES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

A-2-B-1

This certifies that                      (the “Subordinated Certificateholder”) is the registered owner of a Fractional Undivided Interest in the Discover Card Master Trust I (the “Trust”), the corpus of which consists of a portfolio of receivables (the “Receivables”) existing as of the Cut-Off Date (or, with respect to Receivables in Additional Accounts, as of the applicable Additional Account Cut-Off Date) or thereafter created under certain open end credit card accounts for specified Persons (the “Accounts”) originated by Discover Bank, a Delaware banking corporation (“Discover Bank”), or an affiliate of Discover Bank, and transferred to the Trust by Discover Bank or one or more Additional Sellers, all monies due or to become due with respect thereto, all proceeds (as defined in Section 9-102(a)(64) of the Uniform Commercial Code as in effect in the Applicable State or any successor provision thereto) of such Receivables and interchange pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, as amended, by and between U.S. Bank National Association as Trustee (the “Trustee”) and Discover Bank as Master Servicer, Servicer and Seller (the “Pooling and Servicing Agreement”), a summary of certain of the pertinent provisions of which is set forth herein below, and benefits under any Credit Enhancement with respect to any Series of investor certificates issued from time to time pursuant to the Pooling and Servicing Agreement, to the extent applicable. Reference is hereby made to the further provisions of this Subordinated Certificate set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as if set forth at this place.

This Subordinated Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or any amendment thereto, or the Series Supplement, dated as of July 24, 2009 (the “Series Supplement”), by and between the Trustee and Discover Bank or any amendment thereto, or become vested or obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Pooling and Servicing Agreement.

A-2-B-2

IN WITNESS WHEREOF, Discover Bank has caused this Subordinated Certificate to be duly executed and authenticated.

DISCOVER BANK

By:

A-2-B-3

[FORM OF THE REVERSE OF THE SUBORDINATED CERTIFICATES]

To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement or the Series Supplement. This Subordinated Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement, to which Pooling and Servicing Agreement and Series Supplement, as each may be amended from time to time, the Subordinated Certificateholder by virtue of the acceptance hereof assents and by which the Subordinated Certificateholder is bound.

This Subordinated Certificate is one of a series of Certificates entitled “Discover Card Master Trust I, Series 2009-CE Floating Rate Subordinated Series Credit Card Pass-Through Certificates” (the “Subordinated Certificates”), each of which represents a Fractional Undivided Interest in the Trust including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement and the Series Supplement to be deposited in the Investor Accounts with respect to Discover Card Master Trust I, Series 2009-CE, or paid to the Subordinated Certificateholders. The Subordinated Certificates are collectively referred to herein as the Investor Certificates.

The aggregate interest represented by the Subordinated Certificates at any time in the assets of the Trust shall not exceed an amount equal to the Class Investor Interest at such time. The Class Initial Investor Interest of the Subordinated Certificates is $996,740,526; plus the face amount of any Subordinated Certificates issued in an increase of the Series Investor Interest pursuant to Section 31 of the Series Supplement. The Class Invested Amount on any Distribution Date will be an amount equal to the Class Initial Investor Interest minus the sum of (a) the aggregate amount of payments of Certificate Principal paid to the Subordinated Certificateholders prior to such Distribution Date, and (b) the Class Cumulative Investor Charged-Off Amount on such Distribution Date. In addition to the Subordinated Certificates, a Seller Certificate has been issued pursuant to the Pooling and Servicing Agreement which represents, at any time, the undivided interest in the Trust not represented by the Subordinated Certificates or the investor certificates of any other Series of investor certificates then outstanding. Subject to the terms and conditions of the Pooling and Servicing Agreement, the Sellers may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of investor certificates, which will represent Fractional Undivided Interests in the Trust.

Principal on the Subordinated Certificates is scheduled to be paid in installments on each Controlled Liquidation Date with respect to the Available Subordinated Amount for each Senior Series. On each Controlled Liquidation Date, the Available Subordinated Amount of the Senior Series to which such Controlled Liquidation Date relates will be distributed to the Subordinated Certificateholders, subject to the availability of funds pursuant to Section 9(c) of the Series Supplement. In any event, the final payment of principal will be made, if no Investor Certificates of any Senior Series remain outstanding, no later than the first Distribution Date occurring 12 months after the date on which the final payment has been made with respect to all Senior Series (the “Series Termination Date”).

A-2-B-4

Distributions with respect to this Subordinated Certificate will be made by the Paying Agent by wire transfer in immediately available funds to the account designated by the Subordinated Certificateholder of record appearing in the Certificate Register (except for the final distribution in respect of this Subordinated Certificate) without the presentation or surrender of this Subordinated Certificate or the making of any notation thereon.

This Subordinated Certificate does not represent an obligation of, or an interest in, the Master Servicer. This Subordinated Certificate is limited in right of payment to certain Collections respecting the Receivables and certain other assets of the Trust, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement and the Series Supplement.

The Pooling and Servicing Agreement permits, with certain exceptions, the amendment and modification of the rights and obligations of the Master Servicer, and the rights of Investor Certificateholders under the Pooling and Servicing Agreement and Series Supplement, at any time by the Master Servicer, the Sellers and the Trustee in certain cases (some of which require confirmation from the Rating Agencies that such amendment will not result in the downgrading or withdrawal of the rating assigned to the Investor Certificates) without the consent of the Investor Certificateholders, and in all other cases with the consent of the Investor Certificateholders owning Fractional Undivided Interests aggregating not less than 66- 2 /3% of the Class Invested Amount of each such affected Class (and with confirmation from the Rating Agencies that such amendment will not result in the downgrading or withdrawal of the rating assigned to the Investor Certificates); provided, however, that no such amendment shall (a) have a material adverse effect on any Subordinated Class of Investor Certificateholders by reducing in any manner the amount of, or delaying the timing of, distributions which are required to be made on any Investor Certificate without the consent of the affected Investor Certificateholders or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Investor Certificateholder of each affected Class then of record; provided, further, that the permitted activities of the Trust may be significantly changed only with the consent of the Holders of Investor Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Aggregate Invested Amount. Any such amendment and any such consent by the Subordinated Certificateholder; provided, further, that the Series Supplement may not be amended or modified without the consent of Investor Certificateholders evidencing at least 66  2/3% of the Class Invested Amount, except pursuant to Section 29 of the Series Supplement, including the deemed consent described in the following sentence, shall be conclusive and binding on such Subordinated Certificateholder and upon all future Holders of this Subordinated Certificate and of any Subordinated Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Subordinated Certificate. The Subordinated Certificateholder, by acceptance of this Subordinated Certificate, will be deemed to have consented for all purposes to any amendment that any Seller determines is necessary or desirable for such Seller to maintain or establish sale accounting treatment under then-applicable financial accounting standards.

The transfer of this Subordinated Certificate shall be registered in the Certificate Register upon surrender of this Subordinated Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer

A-2-B-5

in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Subordinated Certificateholder or such Subordinated Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Subordinated Certificates of authorized denominations and for the same aggregate Fractional Undivided Interest will be issued to the designated transferee or transferees.

The transfer of this Investor Certificate is subject to certain restrictions set forth in the Pooling and Servicing Agreement and the Series Supplement. In no event shall this Investor Certificate, or any interest therein, be transferred to an employee benefit plan, trust or account subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and not excepted under Section 4975(g). Any Holder of this Investor Certificate, by its acceptance hereof, shall be deemed to represent and warrant that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA), that is subject to Title I of ERISA, (ii) a plan described in Section 4975(e)(l) of the Code, and not excepted under Section 4975(g), or (iii) an entity using assets to purchase such Certificates which constitute plan assets by reason of a plan’s investment in such Holder.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Subordinated Certificates are exchangeable for new Subordinated Certificates evidencing like aggregate Fractional Undivided Interests, as requested by the Subordinated Certificateholder surrendering such Subordinated Certificates. No service charge may be imposed for any such exchange but the Master Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Master Servicer, the Trustee, the Paying Agent and the Transfer Agent, and any agent of any of them, may treat the person in whose name this Subordinated Certificate is registered as the owner hereof for all purposes, and neither the Master Servicer, the Trust nor the Trustee, the Paying Agent, the Transfer Agent, nor any agent of any of them or any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

Subject to certain conditions in the Pooling and Servicing Agreement and the Series Supplement, if the principal of the Investor Certificates has not been paid in full prior to the Series Termination Date, the obligations created by the Pooling and Servicing Agreement and the Series Supplement with respect to the Investor Certificates shall terminate on the Series Termination Date.

A-2-B-6

[FORM OF TRUSTEE’S CERTIFICATE OF AUTHENTICATION]

This is one of the Subordinated Certificates referred to in the within mentioned Pooling and Servicing Agreement and Series Supplement.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

A-2-B-7

Exhibit B-1

Form of Investor Certificateholders’ Monthly Statement

Discover Card Master Trust I

Series 2009-CE Monthly Statement

Subordinated Certificate

Distribution Date: ,	Month Ending: ,

Pursuant to the Series Supplement dated as of July 24, 2009 (the “Series Supplement”) relating to the Amended and Restated Pooling and Servicing Agreement dated as of November 3, 2004, as amended, by and between Discover Bank and U.S. Bank National Association as Trustee (the “Pooling and Servicing Agreement”), the Trustee is required to prepare certain information each month regarding current distributions to investors and the performance of the Trust. We have set forth below this information and certain other information required under the Securities Exchange Act of 1934, as amended, for the Distribution Date listed above, as well as for the calendar month ended on the date listed above. The Pooling and Servicing Agreement was filed by the Trust as Exhibit 4.1 to the Trust’s Current Report on Form 8-K filed on October 29, 2004, and the Series Supplement was filed by the Trust as Exhibit 4.4 to the Trust’s Current Report on Form 8-K filed on July 24, 2009, in each case under the file number 000-23108. Capitalized terms used in this report without definition have the meanings given to them in the Pooling and Servicing Agreement and the Series Supplement.

1.	Payments to investors in Series 2009-CE on this Distribution Date (per $1,000 of Class Initial Investor Interest)

	Total	Interest	Principal
Series 2009-CE	$	$	$

2.	Principal Receivables at the end of [Month][Year]

		Beginning Principal Balances	Ending Principal Balances

(a)	Aggregate Investor Interest	$	$

	Seller Interest	$	$

	Total Master Trust	$	$

(b)	Group One Investor Interest	$	$

(c)	Group One Investor Interest for Interchange Series	$	$

(d)	Series 2009-CE Investor Interest	$	$

(e)	Total Master Trust # of Accounts

(f)	Minimum Principal Receivables Balance at end of Month[1]		$

(g)	Amount by which Master Trust Receivables Exceeded the Minimum Principal Receivables Balance at end of Month		$

3.	Allocation of Receivables and other amounts collected during [Month][Year]

		Finance Charge Collections	Principal Collections	Interchange

(a)	Allocation between Investors and Seller:

	Aggregate Investor Allocation	$	$	$

	Seller Allocation	$	$	$

(b)	Group One Allocation	$	$	$

(c)	Series 2009-CE Allocation	$	$	$

(d)	Total Allocable to Senior Series	$	$	$

B-1-1

(e)	Total remaining after allocation to Senior Series	$		$	$

(f)	Group One Portfolio Yield (FCC yield excludes principal recoveries, see Item 10(b))	$		$	$

(g)	Series 2009-CE Portfolio Yield (FCC yield excludes principal recoveries, see Item 10(b))	$		$	$

(h)	Principal Collections as a monthly percentage of Master Trust Receivables at the beginning of [Month][Year]					%

(i)	Finance Charge Collections as a monthly percentage of Master Trust Receivables at the beginning of [Month][Year]					%

(j)	Total Collections as a monthly percentage of Master Trust Receivables at the beginning of [Month][Year]					%

(k)	Interchange as a monthly percentage of Master Trust Receivables at the beginning of the [Month][Year]					%

(l)	Total Collections and Interchange as a monthly percentage of Master Trust Receivables at the beginning of [Month][Year]					%

(m)	Trust Collections deposited for the month[2]	[Prior Month	]		[ , 20 ]

		$			$

4.	Information concerning the Series Principal Funding Account (“SPFA”)

	SPFA Beginning Balance	Deposits into the SPFA on this Distribution Date	Deficit Amount on this Distribution Date	SPFA Balance	Investment Income

Series 2009-CE	$	$	$	$	$

5.	Information concerning amount of Controlled Liquidation Payments

	Amount paid on this Distribution Date	Deficit Amount on this Distribution Date	Total Payments through this Distribution Date
Series 2009-CE	$	$	$

6.	Investor Charged-Off Amount

		[Month] [Year]		Cumulative Investor Charged-Off Amount

(a)	Group One	$		$

(b)	Series 2009-CE	$		$

(d)	As an annualized percentage of Principal Receivables at the beginning of [Month][Year]		%		N/A

7.	Investor Monthly Servicing Fee payable to Discover Bank on this Distribution Date

(a)	Group One	$

(b)	Series 2009-CE	$

B-1-2

8.	Delinquency Summary

Master Trust Receivables Outstanding at the end of [Month][Year]			$

Payment Status	Number of Delinquent Accounts	Delinquent Amount ending balance	Percentage of ending Receivables outstanding

30 – 59 days	______	$		%

60 – 89 days	______	$		%

90 – 119 days	______	$		%

120 – 149 days	______	$		%

150 – 179 days	______	$		%

Over 180 days	______	$		%

Total	______	$		%

9.	Excess Spread Percentages applicable to this Distribution Date[3]

		Amount	Annualized Percentage

(a)	Group One	______		%

(b)	Group One three-month rolling average	______		%

(c)	Interchange Subgroup	______		%

(d)	Interchange Subgroup three-month rolling average	______		%

(e)	Series 2009-CE	______		%

(f)	Series 2009-CE three-month rolling average	______		%

10.	Investor Principal Charge-Offs on this Distribution Date[4]

	Amount	Rate

(a) Gross Charges-offs (rate shown as an annualized percentage of Investor Principal Receivables at the beginning of [Month][Year])	______		%

(b) Recoveries (rate shown as an annualized percentage of Investor Principal Receivables at the beginning of [Month][Year])	______		%

(c) Net Charges-offs (rate shown as an annualized percentage of Investor Principal Receivables at the beginning of [Month][Year])	______		%

11.	Usage for each Senior Series

	Prior Distribution Date	Current Distribution Date

Series 1996-4	$	$

Series 2003-3	$	$

Series 2003-4S2	$	$

Series 2004-2S2	$	$

Series 2005-2	$	$

Series 2005-A	$	$

Series 2005-4S1	$	$

Series 2005-4S2	$	$

B-1-3

Series 2006-1S2	$	$

Series 2006-2S2	$	$

Series 2006-2S3	$	$

Series 2006-3	$	$

Series 2007-1	$	$

Series 2007-2	$	$

Series 2007-3S1	$	$

Series 2007-3S2	$	$

12.	Available Subordinated Amount for each Senior Series

	Prior Distribution Date	Current Distribution Date

Series 1996-4	$	$

Series 2003-3	$	$

Series 2003-4S2	$	$

Series 2004-2S2	$	$

Series 2005-2	$	$

Series 2005-A	$	$

Series 2005-4S1	$	$

Series 2005-4S2	$	$

Series 2006-1S2	$	$

Series 2006-2S2	$	$

Series 2006-2S3	$	$

Series 2006-3	$	$

Series 2007-1	$	$

Series 2007-2	$	$

Series 2007-3S1	$	$

Series 2007-3S2	$	$

[1]

The Discover Card Master Trust I is required to maintain Principal Receivables greater than or equal to the Minimum Principal Receivables Balance. The Minimum Principal Receivables Balance is generally calculated by dividing the Investor Interest by 93%. If the Principal Receivables in the Trust are less than the Minimum Principal Receivables Balance, and Discover Bank fails to assign sufficient Receivables to eliminate the deficiency, then an amortization event would occur.

[2]

Only the portion of Trust Collections required to be deposited under the Trust’s Required Daily Deposit provisions will typically be deposited in the Trust Collections Account each month, and these required amounts may vary markedly from month to month depending on whether any Investor Certificates are maturing on the following distribution date (in which case additional Principal Collections are retained in such account). Accordingly, the amount deposited in the account is not meaningful as an indicator of Trust performance.

[3]

Related to 3-month rolling average excess spread percentages, if an Amortization Event occurs with respect to any Senior Series, an Additional Amortization Event will occur with respect to a portion of this Series Investor Interest equal to the Available Subordinated Amount for such Senior Series; provided that no payments will be made with respect to such portion of the Series Investor Interest until final payment of principal has been made with respect to such Senior Series.

[6]	For purposes of allocations to investors, all recoveries are treated as Finance Charge Collections and are included as such in Item 3 above.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:

B-1-4

Exhibit C-1

Form of Master Servicer’s Monthly Certificate

Discover Card Master Trust I, Series 2009-CE

CREDIT CARD

PASS-THROUGH CERTIFICATES

The undersigned, a duly authorized representative of Discover Bank, as Master Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of November 3, 2004 (the “Pooling and Servicing Agreement”), as amended, and the Series Supplement, dated as of July 24, 2009 (the “Series Supplement”) by and between Discover Bank and U.S. Bank National Association as Trustee, does hereby certify as follows with respect to the Series Supplement for the Discover Card Master Trust I, Series 2009-CE Subordinated Certificates for the Distribution Date occurring on                     :

1. Discover Bank is Master Servicer under the Pooling and Servicing Agreement.

2. The undersigned is a Servicing Officer of Discover Bank as Master Servicer.

3 The aggregate amount of Collections processed during [month] [year] is equal to	$

4. The aggregate amount of Series Principal Collections processed during [month] [year] is equal to	$

5. The aggregate amount of Series Finance Charge Collections processed during [month] [year] is equal to	$

6. The aggregate amount of Series Interchange processed during [month] [year] is equal to	$

7. The sum of all amounts payable to the Holders of the Subordinated Certificates on the current Distribution Date is equal to	$

8       Attached hereto is a true copy of the statement required to be delivered by the Master Servicer on the date of this Certificate to the Trustee pursuant to the section entitled Master Servicer’s Monthly Certificate of the Series Supplement.

C-2-1

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this      day of                     ,             .

DISCOVER BANK, as Master Servicer

By:
Title:

C-2-2

Schedule I

List of Senior Series

Senior Series	Senior Series Principal	Senior Series Percentage	Senior Series Initial Available Subordinated Amount	Senior Series Expected Maturity Date
2005-2	842,106,000	6.5%	58,542,128	11/16/09
2004-2S2	526,316,000	6.5%	36,588,813	12/15/09
2007-1	1,578,948,000	6.5%	109,766,439	3/15/10
2003-3 (NI)	947,369,000	6.5%	65,859,877	4/15/10
2005-A	2,000,000,000	6.5%	139,037,433	4/15/10
2007-3S1	1,157,895,000	6.5%	80,495,374	5/17/10
2003-4S2 (NI)	789,474,000	6.5%	54,883,219	12/15/10
2005-4S1	736,843,000	6.5%	51,224,380	1/18/11
2006-1S2	789,474,000	6.5%	54,883,219	3/15/11
1996-4 (NI)	1,052,632,000	8.0%	91,533,217	5/16/11
2006-2S2	631,579,000	6.5%	43,906,561	8/15/11
2006-3	526,316,000	6.5%	36,588,813	10/17/11
2007-3S2	526,316,000	6.5%	36,588,813	5/15/12
2005-4S2	842,106,000	6.5%	58,542,128	1/15/13
2006-2S3	336,843,000	6.5%	23,416,893	8/15/13
2007-2	789,474,000	6.5%	54,883,219	4/15/14

Schedule II

Increased Available Subordinated Amount

Schedule III

List of Senior Series Supplements

Series Supplement between Discover Bank, as Master Servicer, Servicer and Seller, and U.S. Bank National Association, as Trustee, dated as of October 13, 2005 with respect to the Series 2005-2 Certificates

Series Supplement between Discover Bank, as Master Servicer, Servicer and Seller, and U.S. Bank National Association, as Trustee, dated as of December 2, 2004 with respect to the Series 2004-2 Certificates

Series Supplement between Discover Bank, as Master Servicer, Servicer and Seller, and U.S. Bank National Association, as Trustee, dated as of February 28, 2007 with respect to the Series 2007-1 Certificates

Series Supplement between Discover Bank, as Master Servicer, Servicer and Seller, and U.S. Bank National Association, as Trustee, dated as of March 25, 2003 with respect to the Series 2003-3 Certificates

Series Supplement between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, dated as of July 24, 2009 with respect to the Series 2005-A Certificates

Series Supplement between Discover Bank, as Master Servicer, Servicer and Seller, and U.S. Bank National Association, as Trustee, dated as of May 3, 2007 with respect to the Series 2007-3 Certificates

Series Supplement between Discover Bank, as Master Servicer, Servicer and Seller, and U.S. Bank National Association, as Trustee, dated as of December 30, 2003 with respect to the Series 2003-4 Certificates

Series Supplement between Discover Bank, as Master Servicer, Servicer and Seller, and U.S. Bank National Association, as Trustee, dated as of December 16, 2005 with respect to the Series 2005-4 Certificates

Series Supplement between Discover Bank, as Master Servicer, Servicer and Seller, and U.S. Bank National Association, as Trustee, dated as of February 28, 2006 with respect to the Series 2006-1 Certificates

Series Supplement between Discover Bank, as Master Servicer, Servicer and Seller, and U.S. Bank National Association, as Trustee, dated as of April 20, 1996 with respect to the Series 1996-4 Certificates

Series Supplement between Discover Bank, as Master Servicer, Servicer and Seller, and U.S. Bank National Association, as Trustee, dated as of July 27, 2006 with respect to the Series 2006-2 Certificates

Series Supplement between Discover Bank, as Master Servicer, Servicer and Seller, and U.S. Bank National Association, as Trustee, dated as of October 3, 2006 with respect to the Series 2006-3 Certificates

Series Supplement between Discover Bank, as Master Servicer, Servicer and Seller, and U.S. Bank National Association, as Trustee, dated as of April 4, 2007 with respect to the Series 2007-2 Certificates

APPENDIX I

Series 2005-2 Cash-Flow Appendix

(1) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2005-2 of the Class Required Amount, and

(y)	the Allocable Finance Charge Collections for Series 2005-2

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account. The amount by which the Class Required Amount exceeds the amount of such deposit shall be the “Class Required Amount Shortfall.”

(2) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2005-2 of the Class Required Amount Shortfall, and

(y)	the Allocable Interchange for Series 2005-2

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account.

(3) An amount equal to the lesser of

(x)	the Class A Required Amount Shortfall for Series 2005-2, determined after giving effect to Section 9(b)(2) of the Series Supplement for Series 2005-2, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2005-2 remaining after clause (2) above shall be withdrawn from the Series Collections Account for this Series and deposited into the Senior Series Distribution Account for Series 2005-2. This amount shall constitute “funds, if any, available to pay such Class A Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(3) of the Series Supplement for Series 2005-2.

(4) An amount equal to the lesser of

(x)	the Class A Cumulative Investor Charged-Off Amount for Series 2005-2, determined after giving effect to Section 9(b)(4) of the Series Supplement for Series 2005-2, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2005-2 remaining after clause (3) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2005-2. This amount shall constitute “funds, if any, available to pay such Class A Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(5) of the Series Supplement for Series 2005-2.

(5) An amount equal to the lesser of

(x)	the Class B Required Amount Shortfall for Series 2005-2, determined after giving effect to Section 9(b)(8) of the Series Supplement for Series 2005-2, and

(y)	the sum of the Allocable Finance Charge Collections, Allocable Interchange and Allocable Principal Collections, in each case for Series 2005-2 remaining after clause (4) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Distribution Account for Series 2005-2. This amount shall constitute “funds, if any, available to pay such Class B Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(9) of the Series Supplement for Series 2005-2.

(6) An amount equal to the lesser of

(x)	the Class B Cumulative Investor Charged-Off Amount for Series 2005-2 determined after giving effect to Section 9(b)(9) of the Series Supplement for Series 2005-2, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2005-2 remaining after clause (5) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2005-2. This amount shall constitute “funds, if any, available to pay such Class B Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(10) of the Series Supplement for Series 2005-2.

(7) The amounts allocated in clauses (3) through (6) above will be allocated first, to reduce the Allocable Finance Charge Collections for Series 2005-2 (but not below zero), second, to reduce the Allocable Interchange for Series 2005-2 (but not below zero) and, third, to reduce the Allocable Principal Collections for Series 2005-2 (but not below zero). The Available Subordinated Amount for Series 2005-2 and the Class Investor Interest and Class Invested Amount for this Series will each also be reduced by the amount of the reduction in the Allocable Principal Collections for Series 2005-2, and the Usage for Series 2005-2 and the Class

Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will be increased by such amount.

(8) On each Distribution Date the Available Subordinated Amount for Series 2005-2 shall be reduced by the Allocable Investor Charged-Off Amount for Series 2005-2 for such Distribution Date, and Usage for Series 2005-2 will be increased by such amount.

(9) An amount equal to the lesser of

(x)	Usage for Series 2005-2, after giving effect to clause (8) above, and

(y)	Allocable Finance Charge Collections for Series 2005-2 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2005-2. Usage for Series 2005-2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2005-2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(10) An amount equal to the lesser of

(x)	Usage for Series 2005-2 after giving effect to clause (9) above, and

(y)	Allocable Interchange for Series 2005-2 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2005-2. Usage for Series 2005-2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2005-2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(11) An amount equal to the sum of Allocable Finance Charge Collections for Series 2005-2 remaining after all allocations have been made pursuant to clauses (1) through (9) above shall be withdrawn from the Series Collections Account and deposited in the Group Finance Charge Collections Reallocation Account.

(12) An amount equal to the lesser of

(x)	Usage for Series 2005-2 after giving effect to clause (10) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2005-2 and the denominator of which is the Class

Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (10) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Finance Charge Collections Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2005-2. Such amount shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited in the Series Collections Account. Usage for Series 2005-2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2005-2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(13) Amounts remaining on deposit in the Group Finance Charge Collections Reallocation Account after giving effect to the allocations in clause (12) above shall, for so long as any Senior Series is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Holder of the Seller Certificate.

(14) For as long as any Series that is not an Interchange Series is outstanding, an amount equal to the sum of Allocable Interchange for Series 2005-2 remaining after all allocations have been made pursuant to clauses (1) through (10) above shall be withdrawn from the Series Collections Account and deposited into the Group Interchange Reallocation Account.

(15) An amount equal to the lesser of

(x)	Usage for Series 2005-2 after giving effect to clause (12) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2005-2 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (12) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Interchange Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2005-2. Such amount shall be withdrawn from the Group Interchange Reallocation Account and deposited in the Series Collections Account. Usage for Series 2005-2 and the Class Cumulative Investor Charged-Off

Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2005-2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(16) Amounts remaining on deposit in the Group Interchange Reallocation Account after giving effect to the allocations in clause (15) above, shall for so long as any Senior Series is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Holder of the Seller Certificate

(17) An amount equal to the lesser of

(x)	the Senior Series Principal Distribution Amount Shortfall for Series 2005-2, determined after giving effect to Section 9(b)(35) of the Series Supplement for Series 2005-2, and

(y)	the Allocable Principal Collections for Series 2005-2 after giving effect to clause (15) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Funding Account for Series 2005-2. This amount shall constitute “funds, if any, available to pay such Principal Distribution Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(36) of the Series Supplement for Series 2005-2.

APPENDIX II

Series 2004-2S2 Cash-Flow Appendix

(1) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2004-2S2 of the Class Required Amount, and

(y)	the Allocable Finance Charge Collections for Series 2004-2S2

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account. The amount by which the Class Required Amount exceeds the amount of such deposit shall be the “Class Required Amount Shortfall.”

(2) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2004-2S2 of the Class Required Amount Shortfall, and

(y)	the Allocable Interchange for Series 2004-2S2

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account.

(3) An amount equal to the lesser of

(x)	the Class A Required Amount Shortfall for Series 2004-2S2, determined after giving effect to Section 9(b)(2) of the Series Supplement for Series 2004-2S2, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2004-2S2 remaining after clause (2) above shall be withdrawn from the Series Collections Account for this Series and deposited into the Senior Series Distribution Account for Series 2004-2S2. This amount shall constitute “funds, if any, available to pay such Class A Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(3) of the Series Supplement for Series 2004-2S2.

(4) An amount equal to the lesser of

(x)	the Class A Cumulative Investor Charged-Off Amount for Series 2004-2S2, determined after giving effect to Section 9(b)(4) of the Series Supplement for Series 2004-2S2, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2004-2S2 remaining after clause (3) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2004-2S2. This amount shall constitute “funds, if any, available to pay such Class A Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(5) of the Series Supplement for Series 2004-2S2.

(5) An amount equal to the lesser of

(x)	the Class B Required Amount Shortfall for Series 2004-2S2, determined after giving effect to Section 9(b)(8) of the Series Supplement for Series 2004-2S2, and

(y)	the sum of the Allocable Finance Charge Collections, Allocable Interchange and Allocable Principal Collections, in each case for Series 2004-2S2 remaining after clause (4) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Distribution Account for Series 2004-2S2. This amount shall constitute “funds, if any, available to pay such Class B Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(9) of the Series Supplement for Series 2004-2S2.

(6) An amount equal to the lesser of

(x)	the Class B Cumulative Investor Charged-Off Amount for Series 2004-2S2 determined after giving effect to Section 9(b)(9) of the Series Supplement for Series 2004-2S2, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2004-2S2 remaining after clause (5) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2004-2S2. This amount shall constitute “funds, if any, available to pay such Class B Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(10) of the Series Supplement for Series 2004-2S2.

(7) The amounts allocated in clauses (3) through (6) above will be allocated first, to reduce the Allocable Finance Charge Collections for Series 2004-2S2 (but not below zero), second, to reduce the Allocable Interchange for Series 2004-2S2 (but not below zero) and, third, to reduce the Allocable Principal Collections for Series 2004-2S2 (but not below zero). The Available Subordinated Amount for Series 2004-2S2 and the Class Investor Interest and Class Invested Amount for this Series will each also be reduced by the amount of the reduction in the Allocable Principal Collections for Series 2004-2S2, and the Usage for Series 2004-2S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will be increased by such amount.

(8) On each Distribution Date the Available Subordinated Amount for Series 2004-2S2 shall be reduced by the Allocable Investor Charged-Off Amount for Series 2004-2S2 for such Distribution Date, and Usage for Series 2004-2S2 will be increased by such amount.

(9) An amount equal to the lesser of

(x)	Usage for Series 2004-2S2, after giving effect to clause (8) above, and

(y)	Allocable Finance Charge Collections for Series 2004-2S2 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2004-2S2. Usage for Series 2004-2S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2004-2S2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(10) An amount equal to the lesser of

(x)	Usage for Series 2004-2S2 after giving effect to clause (9) above, and

(y)	Allocable Interchange for Series 2004-2S2 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2004-2S2. Usage for Series 2004-2S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2004-2S2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(11) An amount equal to the sum of Allocable Finance Charge Collections for Series 2004-2S2 remaining after all allocations have been made pursuant to clauses (1) through (9) above shall be withdrawn from the Series Collections Account and deposited in the Group Finance Charge Collections Reallocation Account.

(12) An amount equal to the lesser of

(x)	Usage for Series 2004-2S2 after giving effect to clause (10) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2004-2S2 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (10) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Finance Charge Collections Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2004-2S2. Such amount shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited in the Series Collections Account. Usage for Series 2004-2S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2004-2S2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(13) Amounts remaining on deposit in the Group Finance Charge Collections Reallocation Account after giving effect to the allocations in clause (12) above shall, for so long as any Senior Series is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Holder of the Seller Certificate.

(14) For as long as any Series that is not an Interchange Series is outstanding, an amount equal to the sum of Allocable Interchange for Series 2004-2S2 remaining after all allocations have been made pursuant to clauses (1) through (10) above shall be withdrawn from the Series Collections Account and deposited into the Group Interchange Reallocation Account.

(15) An amount equal to the lesser of

(x)	Usage for Series 2004-2S2 after giving effect to clause (12) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2004-2S2 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (12) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Interchange Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2004-2S2. Such amount shall be withdrawn from the Group Interchange Reallocation Account and deposited in the Series Collections Account. Usage for Series 2004-2S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2004-2S2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(16) Amounts remaining on deposit in the Group Interchange Reallocation Account after giving effect to the allocations in clause (15) above, shall for so long as any Senior Series is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Holder of the Seller Certificate

(17) An amount equal to the lesser of

(x)	the Senior Series Principal Distribution Amount Shortfall for Series 2004-2S2, determined after giving effect to Section 9(b)(35) of the Series Supplement for Series 2004-2S2, and

(y)	the Allocable Principal Collections for Series 2004-2S2 after giving effect to clause (15) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Funding Account for Series 2004-2S2. This amount shall constitute “funds, if any, available to pay such Principal Distribution Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(36) of the Series Supplement for Series 2004-2S2.

APPENDIX III

Series 2007-1 Cash-Flow Appendix

(1) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2007-1 of the Class Required Amount, and

(y)	the Allocable Finance Charge Collections for Series 2007-1

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account. The amount by which the Class Required Amount exceeds the amount of such deposit shall be the “Class Required Amount Shortfall.”

(2) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2007-1 of the Class Required Amount Shortfall, and

(y)	the Allocable Interchange for Series 2007-1

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account.

(3) An amount equal to the lesser of

(x)	the Class A Required Amount Shortfall for Series 2007-1, determined after giving effect to Section 9(b)(2) of the Series Supplement for Series 2007-1, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2007-1 remaining after clause (2) above shall be withdrawn from the Series Collections Account for this Series and deposited into the Senior Series Distribution Account for Series 2007-1. This amount shall constitute “funds, if any, available to pay such Class A Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(3) of the Series Supplement for Series 2007-1.

(4) An amount equal to the lesser of

(x)	the Class A Cumulative Investor Charged-Off Amount for Series 2007-1, determined after giving effect to Section 9(b)(4) of the Series Supplement for Series 2007-1, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2007-1 remaining after clause (3) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2007-1. This amount shall constitute “funds, if any, available to pay such Class A Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(5) of the Series Supplement for Series 2007-1.

(5) An amount equal to the lesser of

(x)	the Class B Required Amount Shortfall for Series 2007-1, determined after giving effect to Section 9(b)(8) of the Series Supplement for Series 2007-1, and

(y)	the sum of the Allocable Finance Charge Collections, Allocable Interchange and Allocable Principal Collections, in each case for Series 2007-1 remaining after clause (4) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Distribution Account for Series 2007-1. This amount shall constitute “funds, if any, available to pay such Class B Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(9) of the Series Supplement for Series 2007-1.

(6) An amount equal to the lesser of

(x)	the Class B Cumulative Investor Charged-Off Amount for Series 2007-1 determined after giving effect to Section 9(b)(9) of the Series Supplement for Series 2007-1, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2007-1 remaining after clause (5) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2007-1. This amount shall constitute “funds, if any, available to pay such Class B Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(10) of the Series Supplement for Series 2007-1.

(7) The amounts allocated in clauses (3) through (6) above will be allocated first, to reduce the Allocable Finance Charge Collections for Series 2007-1 (but not below zero), second, to reduce the Allocable Interchange for Series 2007-1 (but not below zero) and, third, to reduce the Allocable Principal Collections for Series 2007-1 (but not below zero). The Available Subordinated Amount for Series 2007-1 and the Class Investor Interest and Class Invested Amount for this Series will each also be reduced by the amount of the reduction in the Allocable Principal Collections for Series 2007-1, and the Usage for Series 2007-1 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will be increased by such amount.

(8) On each Distribution Date the Available Subordinated Amount for Series 2007-1 shall be reduced by the Allocable Investor Charged-Off Amount for Series 2007-1 for such Distribution Date, and Usage for Series 2007-1 will be increased by such amount.

(9) An amount equal to the lesser of

(x)	Usage for Series 2007-1, after giving effect to clause (8) above, and

(y)	Allocable Finance Charge Collections for Series 2007-1 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2007-1. Usage for Series 2007-1 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2007-1 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(10) An amount equal to the lesser of

(x)	Usage for Series 2007-1 after giving effect to clause (9) above, and

(y)	Allocable Interchange for Series 2007-1 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2007-1. Usage for Series 2007-1 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2007-1 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(11) An amount equal to the sum of Allocable Finance Charge Collections for Series 2007-1 remaining after all allocations have been made pursuant to clauses (1) through (9) above shall be withdrawn from the Series Collections Account and deposited in the Group Finance Charge Collections Reallocation Account.

(12) An amount equal to the lesser of

(x)	Usage for Series 2007-1 after giving effect to clause (10) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2007-1 and the denominator of which is the Class

Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (10) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Finance Charge Collections Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2007-1. Such amount shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited in the Series Collections Account. Usage for Series 2007-1 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2007-1 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(13) Amounts remaining on deposit in the Group Finance Charge Collections Reallocation Account after giving effect to the allocations in clause (12) above shall, for so long as any Senior Series is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Holder of the Seller Certificate.

(14) For as long as any Series that is not an Interchange Series is outstanding, an amount equal to the sum of Allocable Interchange for Series 2007-1 remaining after all allocations have been made pursuant to clauses (1) through (10) above shall be withdrawn from the Series Collections Account and deposited into the Group Interchange Reallocation Account.

(15) An amount equal to the lesser of

(x)	Usage for Series 2007-1 after giving effect to clause (12) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2007-1 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (12) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Interchange Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2007-1. Such amount shall be withdrawn from the Group Interchange Reallocation Account and deposited in the Series Collections Account. Usage for Series 2007-1 and the Class Cumulative Investor Charged-Off

Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2007-1 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(16) Amounts remaining on deposit in the Group Interchange Reallocation Account after giving effect to the allocations in clause (15) above, shall for so long as any Senior Series is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Holder of the Seller Certificate

(17) An amount equal to the lesser of

(x)	the Senior Series Principal Distribution Amount Shortfall for Series 2007-1, determined after giving effect to Section 9(b)(35) of the Series Supplement for Series 2007-1, and

(y)	the Allocable Principal Collections for Series 2007-1 after giving effect to clause (15) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Funding Account for Series 2007-1. This amount shall constitute “funds, if any, available to pay such Principal Distribution Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(36) of the Series Supplement for Series 2007-1.

APPENDIX IV

Series 2003-3 Cash-Flow Appendix1

(1) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2003-3 of the Class Required Amount, and

(y)	the Allocable Finance Charge Collections for Series 2003-3

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account. The amount by which the Class Required Amount exceeds the amount of such deposit shall be the “Class Required Amount Shortfall.”

(2) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2003-3 of the Class Required Amount Shortfall, and

(y)	the Allocable Interchange for Series 2003-3

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account.

(3) An amount equal to the lesser of

(x)	the Class A Required Amount Shortfall for Series 2003-3, determined after giving effect to Section 9(b)(2) of the Series Supplement for Series 2003-3, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2003-3 remaining after clause (2) above shall be withdrawn from the Series Collections Account for this Series and deposited into the Senior Series Distribution Account for Series 2003-3. This amount shall constitute “funds, if any, available to pay such Class A Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(3) of the Series Supplement for Series 2003-3.

(4) An amount equal to the lesser of

[1]

All section references in this Annex refer to the Series Supplement as in effect prior to the announced amendment thereof to allocate Interchange to Series 2003-3. Upon completion of such amendment, all such section references shall be deemed automatically to refer to the relevant sections as renumbered in connection with such amendment.

(x)	the Class A Cumulative Investor Charged-Off Amount for Series 2003-3, determined after giving effect to Section 9(b)(4) of the Series Supplement for Series 2003-3, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2003-3 remaining after clause (3) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2003-3. This amount shall constitute “funds, if any, available to pay such Class A Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(5) of the Series Supplement for Series 2003-3.

(5) An amount equal to the lesser of

(x)	the Class B Required Amount Shortfall for Series 2003-3, determined after giving effect to Section 9(b)(8) of the Series Supplement for Series 2003-3, and

(y)	the sum of the Allocable Finance Charge Collections, Allocable Interchange and Allocable Principal Collections, in each case for Series 2003-3 remaining after clause (4) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Distribution Account for Series 2003-3. This amount shall constitute “funds, if any, available to pay such Class B Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(9) of the Series Supplement for Series 2003-3.

(6) An amount equal to the lesser of

(x)	the Class B Cumulative Investor Charged-Off Amount for Series 2003-3 determined after giving effect to Section 9(b)(9) of the Series Supplement for Series 2003-3, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2003-3 remaining after clause (5) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2003-3. This amount shall constitute “funds, if any, available to pay such Class B Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(10) of the Series Supplement for Series 2003-3.

(7) The amounts allocated in clauses (3) through (6) above will be allocated first, to reduce the Allocable Finance Charge Collections for Series 2003-3 (but not below zero), second, to reduce the Allocable Interchange for Series 2003-3 (but not below zero) and, third, to reduce the Allocable Principal Collections for Series 2003-3 (but not below zero). The Available Subordinated Amount for Series 2003-3 and the Class Investor Interest and Class Invested Amount for this Series will each also be reduced by the amount of the reduction in the Allocable Principal Collections for Series 2003-3, and the Usage for Series 2003-3 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will be increased by such amount.

(8) On each Distribution Date the Available Subordinated Amount for Series 2003-3 shall be reduced by the Allocable Investor Charged-Off Amount for Series 2003-3 for such Distribution Date, and Usage for Series 2003-3 will be increased by such amount.

(9) An amount equal to the lesser of

(x)	Usage for Series 2003-3, after giving effect to clause (8) above, and

(y)	Allocable Finance Charge Collections for Series 2003-3 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2003-3. Usage for Series 2003-3 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2003-3 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(10) An amount equal to the lesser of

(x)	Usage for Series 2003-3 after giving effect to clause (9) above, and

(y)	Allocable Interchange for Series 2003-3 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2003-3. Usage for Series 2003-3 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2003-3 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(11) An amount equal to the sum of Allocable Finance Charge Collections for Series 2003-3 remaining after all allocations have been made pursuant to clauses (1) through (9) above shall be withdrawn from the Series Collections Account and deposited in the Group Finance Charge Collections Reallocation Account.

(12) An amount equal to the lesser of

(x)	Usage for Series 2003-3 after giving effect to clause (10) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2003-3 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (10) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Finance Charge Collections Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2003-3. Such amount shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited in the Series Collections Account. Usage for Series 2003-3 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2003-3 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(13) Amounts remaining on deposit in the Group Finance Charge Collections Reallocation Account after giving effect to the allocations in clause (12) above shall, for so long as any Senior Series is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Holder of the Seller Certificate.

(14) For as long as any Series that is not an Interchange Series is outstanding, an amount equal to the sum of Allocable Interchange for Series 2003-3 remaining after all allocations have been made pursuant to clauses (1) through (10) above shall be withdrawn from the Series Collections Account and deposited into the Group Interchange Reallocation Account.

(15) An amount equal to the lesser of

(x)	Usage for Series 2003-3 after giving effect to clause (12) above, and

(y)

the product of (i) a fraction, the numerator of which is Usage for Series 2003-3 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (12) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Interchange Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2003-3. Such amount shall be withdrawn from the Group Interchange Reallocation Account and deposited in the Series Collections Account. Usage for Series 2003-3 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2003-3 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(16) Amounts remaining on deposit in the Group Interchange Reallocation Account after giving effect to the allocations in clause (15) above, shall for so long as any Senior Series is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Holder of the Seller Certificate

(17) An amount equal to the lesser of

(x)	the Senior Series Principal Distribution Amount Shortfall for Series 2003-3, determined after giving effect to Section 9(b)(31) of the Series Supplement for Series 2003-3, and

(y)	the Allocable Principal Collections for Series 2003-3 after giving effect to clause (15) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Funding Account for Series 2003-3. This amount shall constitute “funds, if any, available to pay such Principal Distribution Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(32) of the Series Supplement for Series 2003-3.

APPENDIX V

Series 2005-A Cash-Flow Appendix

(1) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2005-A of the Class Required Amount, and

(y)	the Allocable Finance Charge Collections for Series 2005-A

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account. The amount by which the Class Required Amount exceeds the amount of such deposit shall be the “Class Required Amount Shortfall.”

(2) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2005-A of the Class Required Amount Shortfall, and

(y)	the Allocable Interchange for Series 2005-A

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account.

(3) An amount equal to the lesser of

(x)	the Class A Required Amount Shortfall for Series 2005-A, determined after giving effect to Section 9(b)(2) of the Series Supplement for Series 2005-A, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2005-A remaining after clause (2) above shall be withdrawn from the Series Collections Account for this Series and deposited into the Senior Series Distribution Account for Series 2005-A. This amount shall constitute “funds, if any, available to pay such Class A Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(3) of the Series Supplement for Series 2005-A.

(4) An amount equal to the lesser of

(x)	the Class A Cumulative Investor Charged-Off Amount for Series 2005-A, determined after giving effect to Section 9(b)(4) of the Series Supplement for Series 2005-A, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2005-A remaining after clause (3) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2005-A. This amount shall constitute “funds, if any, available to pay such Class A Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(5) of the Series Supplement for Series 2005-A.

(5) [RESERVED].

(6) [RESERVED].

(7) The amounts allocated in clauses (3) through (4) above will be allocated first, to reduce the Allocable Finance Charge Collections for Series 2005-A (but not below zero), second, to reduce the Allocable Interchange for Series 2005-A (but not below zero) and, third, to reduce the Allocable Principal Collections for Series 2005-A (but not below zero). The Available Subordinated Amount for Series 2005-A and the Class Investor Interest and Class Invested Amount for this Series will each also be reduced by the amount of the reduction in the Allocable Principal Collections for Series 2005-A, and the Usage for Series 2005-A and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will be increased by such amount.

(8) On each Distribution Date the Available Subordinated Amount for Series 2005-A shall be reduced by the Allocable Investor Charged-Off Amount for Series 2005-A for such Distribution Date, and Usage for Series 2005-A will be increased by such amount.

(9) An amount equal to the lesser of

(x)	Usage for Series 2005-A, after giving effect to clause (8) above, and

(y)	Allocable Finance Charge Collections for Series 2005-A remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2005-A. Usage for Series 2005-A and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2005-A and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(10) An amount equal to the lesser of

(x)	Usage for Series 2005-A after giving effect to clause (9) above, and

(y)	Allocable Interchange for Series 2005-A remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2005-A. Usage for Series 2005-A and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2005-A and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(11) An amount equal to the sum of Allocable Finance Charge Collections for Series 2005-A remaining after all allocations have been made pursuant to clauses (1) through (9) above shall be withdrawn from the Series Collections Account and deposited in the Group Finance Charge Collections Reallocation Account.

(12) An amount equal to the lesser of

(x)	Usage for Series 2005-A after giving effect to clause (10) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2005-A and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (10) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Finance Charge Collections Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2005-A. Such amount shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited in the Series Collections Account. Usage for Series 2005-A and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2005-A and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(13) Amounts remaining on deposit in the Group Finance Charge Collections Reallocation Account after giving effect to the allocations in clause (12) above shall, for so long as any Senior Series is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Holder of the Seller Certificate.

(14) For as long as any Series that is not an Interchange Series is outstanding, an amount equal to the sum of Allocable Interchange for Series 2005-A remaining after all allocations have been made pursuant to clauses (1) through (10) above shall be withdrawn from the Series Collections Account and deposited into the Group Interchange Reallocation Account.

(15) An amount equal to the lesser of

(x)	Usage for Series 2005-A after giving effect to clause (12) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2005-A and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (12) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Interchange Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2005-A. Such amount shall be withdrawn from the Group Interchange Reallocation Account and deposited in the Series Collections Account. Usage for Series 2005-A and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2005-A and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(16) Amounts remaining on deposit in the Group Interchange Reallocation Account after giving effect to the allocations in clause (15) above, shall for so long as any Senior Series is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Holder of the Seller Certificate

(17) An amount equal to the lesser of

(x)	the Senior Series Principal Distribution Amount Shortfall for Series 2005-A, determined after giving effect to Section 9(b)(21) of the Series Supplement for Series 2005-A, and

(y)	the Allocable Principal Collections for Series 2005-A after giving effect to clause (15) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Funding Account for Series 2005-A. This amount shall constitute “funds, if any,

available to pay such Principal Distribution Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(22) of the Series Supplement for Series 2005-A.

APPENDIX VI

Series 2007-3S1 Cash-Flow Appendix

(1) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2007-3S1 of the Class Required Amount, and

(y)	the Allocable Finance Charge Collections for Series 2007-3S1

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account. The amount by which the Class Required Amount exceeds the amount of such deposit shall be the “Class Required Amount Shortfall.”

(2) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2007-3S1 of the Class Required Amount Shortfall, and

(y)	the Allocable Interchange for Series 2007-3S1

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account.

(3) An amount equal to the lesser of

(x)	the Class A Required Amount Shortfall for Series 2007-3S1, determined after giving effect to Section 9(b)(2) of the Series Supplement for Series 2007-3S1, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2007-3S1 remaining after clause (2) above shall be withdrawn from the Series Collections Account for this Series and deposited into the Senior Series Distribution Account for Series 2007-3S1. This amount shall constitute “funds, if any, available to pay such Class A Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(3) of the Series Supplement for Series 2007-3S1.

(4) An amount equal to the lesser of

(x)	the Class A Cumulative Investor Charged-Off Amount for Series 2007-3S1, determined after giving effect to Section 9(b)(4) of the Series Supplement for Series 2007-3S1, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2007-3S1 remaining after clause (3) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2007-3S1. This amount shall constitute “funds, if any, available to pay such Class A Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(5) of the Series Supplement for Series 2007-3S1.

(5) An amount equal to the lesser of

(x)	the Class B Required Amount Shortfall for Series 2007-3S1, determined after giving effect to Section 9(b)(8) of the Series Supplement for Series 2007-3S1, and

(y)	the sum of the Allocable Finance Charge Collections, Allocable Interchange and Allocable Principal Collections, in each case for Series 2007-3S1 remaining after clause (4) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Distribution Account for Series 2007-3S1. This amount shall constitute “funds, if any, available to pay such Class B Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(9) of the Series Supplement for Series 2007-3S1.

(6) An amount equal to the lesser of

(x)	the Class B Cumulative Investor Charged-Off Amount for Series 2007-3S1 determined after giving effect to Section 9(b)(9) of the Series Supplement for Series 2007-3S1, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2007-3S1 remaining after clause (5) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2007-3S1. This amount shall constitute “funds, if any, available to pay such Class B Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(10) of the Series Supplement for Series 2007-3S1.

(7) The amounts allocated in clauses (3) through (6) above will be allocated first, to reduce the Allocable Finance Charge Collections for Series 2007-3S1 (but not below zero), second, to reduce the Allocable Interchange for Series 2007-3S1 (but not below zero) and, third, to reduce the Allocable Principal Collections for Series 2007-3S1 (but not below zero). The Available Subordinated Amount for Series 2007-3S1 and the Class Investor Interest and Class Invested Amount for this Series will each also be reduced by the amount of the reduction in the Allocable Principal Collections for Series 2007-3S1, and the Usage for Series 2007-3S1 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will be increased by such amount.

(8) On each Distribution Date the Available Subordinated Amount for Series 2007-3S1 shall be reduced by the Allocable Investor Charged-Off Amount for Series 2007-3S1 for such Distribution Date, and Usage for Series 2007-3S1 will be increased by such amount.

(9) An amount equal to the lesser of

(x)	Usage for Series 2007-3S1, after giving effect to clause (8) above, and

(y)	Allocable Finance Charge Collections for Series 2007-3S1 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2007-3S1. Usage for Series 2007-3S1 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2007-3S1 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(10) An amount equal to the lesser of

(x)	Usage for Series 2007-3S1 after giving effect to clause (9) above, and

(y)	Allocable Interchange for Series 2007-3S1 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2007-3S1. Usage for Series 2007-3S1 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2007-3S1 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(11) An amount equal to the sum of Allocable Finance Charge Collections for Series 2007-3S1 remaining after all allocations have been made pursuant to clauses (1) through (9) above shall be withdrawn from the Series Collections Account and deposited in the Group Finance Charge Collections Reallocation Account.

(12) An amount equal to the lesser of

(x)	Usage for Series 2007-3S1 after giving effect to clause (10) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2007-3S1 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (10) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Finance Charge Collections Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2007-3S1. Such amount shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited in the Series Collections Account. Usage for Series 2007-3S1 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2007-3S1 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(13) Amounts remaining on deposit in the Group Finance Charge Collections Reallocation Account after giving effect to the allocations in clause (12) above shall, for so long as any Senior Series is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Holder of the Seller Certificate.

(14) For as long as any Series that is not an Interchange Series is outstanding, an amount equal to the sum of Allocable Interchange for Series 2007-3S1 remaining after all allocations have been made pursuant to clauses (1) through (10) above shall be withdrawn from the Series Collections Account and deposited into the Group Interchange Reallocation Account.

(15) An amount equal to the lesser of

(x)	Usage for Series 2007-3S1 after giving effect to clause (12) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2007-3S1 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (12) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Interchange Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2007-3S1. Such amount shall be withdrawn from the Group Interchange Reallocation Account and deposited in the Series Collections Account. Usage for Series 2007-3S1 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2007-3S1 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(16) Amounts remaining on deposit in the Group Interchange Reallocation Account after giving effect to the allocations in clause (15) above, shall for so long as any Senior Series is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Holder of the Seller Certificate

(17) An amount equal to the lesser of

(x)	the Senior Series Principal Distribution Amount Shortfall for Series 2007-3S1, determined after giving effect to Section 9(b)(35) of the Series Supplement for Series 2007-3S1, and

(y)	the Allocable Principal Collections for Series 2007-3S1 after giving effect to clause (15) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Funding Account for Series 2007-3S1. This amount shall constitute “funds, if any, available to pay such Principal Distribution Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(36) of the Series Supplement for Series 2007-3S1.

APPENDIX VII

Series 2003-4S2 Cash-Flow Appendix1

(1) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2003-4S2 of the Class Required Amount, and

(y)	the Allocable Finance Charge Collections for Series 2003-4S2

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account. The amount by which the Class Required Amount exceeds the amount of such deposit shall be the “Class Required Amount Shortfall.”

(2) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2003-4S2 of the Class Required Amount Shortfall, and

(y)	the Allocable Interchange for Series 2003-4S2

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account.

(3) An amount equal to the lesser of

(x)	the Class A Required Amount Shortfall for Series 2003-4S2, determined after giving effect to Section 9(b)(2) of the Series Supplement for Series 2003-4S2, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2003-4S2 remaining after clause (2) above shall be withdrawn from the Series Collections Account for this Series and deposited into the Senior Series Distribution Account for Series 2003-4S2. This amount shall constitute “funds, if any, available to pay such Class A Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(3) of the Series Supplement for Series 2003-4S2.

(4) An amount equal to the lesser of

[1]

All section references in this Annex refer to the Series Supplement as in effect prior to the announced amendment thereof to allocate Interchange to Series 2003-4S2. Upon completion of such amendment, all such section references shall be deemed automatically to refer to the relevant sections as renumbered in connection with such amendment.

(x)	the Class A Cumulative Investor Charged-Off Amount for Series 2003-4S2, determined after giving effect to Section 9(b)(4) of the Series Supplement for Series 2003-4S2, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2003-4S2 remaining after clause (3) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2003-4S2. This amount shall constitute “funds, if any, available to pay such Class A Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(5) of the Series Supplement for Series 2003-4S2.

(5) An amount equal to the lesser of

(x)	the Class B Required Amount Shortfall for Series 2003-4S2, determined after giving effect to Section 9(b)(8) of the Series Supplement for Series 2003-4S2, and

(y)	the sum of the Allocable Finance Charge Collections, Allocable Interchange and Allocable Principal Collections, in each case for Series 2003-4S2 remaining after clause (4) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Distribution Account for Series 2003-4S2. This amount shall constitute “funds, if any, available to pay such Class B Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(9) of the Series Supplement for Series 2003-4S2.

(6) An amount equal to the lesser of

(x)	the Class B Cumulative Investor Charged-Off Amount for Series 2003-4S2 determined after giving effect to Section 9(b)(9) of the Series Supplement for Series 2003-4S2, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2003-4S2 remaining after clause (5) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2003-4S2. This amount shall constitute “funds, if any, available to pay such Class B Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(10) of the Series Supplement for Series 2003-4S2.

(7) The amounts allocated in clauses (3) through (6) above will be allocated first, to reduce the Allocable Finance Charge Collections for Series 2003-4S2 (but not below zero), second, to reduce the Allocable Interchange for Series 2003-4S2 (but not below zero) and, third, to reduce the Allocable Principal Collections for Series 2003-4S2 (but not below zero). The Available Subordinated Amount for Series 2003-4S2 and the Class Investor Interest and Class Invested Amount for this Series will each also be reduced by the amount of the reduction in the Allocable Principal Collections for Series 2003-4S2, and the Usage for Series 2003-4S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will be increased by such amount.

(8) On each Distribution Date the Available Subordinated Amount for Series 2003-4S2 shall be reduced by the Allocable Investor Charged-Off Amount for Series 2003-4S2 for such Distribution Date, and Usage for Series 2003-4S2 will be increased by such amount.

(9) An amount equal to the lesser of

(x)	Usage for Series 2003-4S2, after giving effect to clause (8) above, and

(y)	Allocable Finance Charge Collections for Series 2003-4S2 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2003-4S2. Usage for Series 2003-4S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2003-4S2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(10) An amount equal to the lesser of

(x)	Usage for Series 2003-4S2 after giving effect to clause (9) above, and

(y)	Allocable Interchange for Series 2003-4S2 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2003-4S2. Usage for Series 2003-4S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2003-4S2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(11) An amount equal to the sum of Allocable Finance Charge Collections for Series 2003-4S2 remaining after all allocations have been made pursuant to clauses (1) through (9) above shall be withdrawn from the Series Collections Account and deposited in the Group Finance Charge Collections Reallocation Account.

(12) An amount equal to the lesser of

(x)	Usage for Series 2003-4S2 after giving effect to clause (10) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2003-4S2 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (10) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Finance Charge Collections Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2003-4S2. Such amount shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited in the Series Collections Account. Usage for Series 2003-4S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2003-4S2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(13) Amounts remaining on deposit in the Group Finance Charge Collections Reallocation Account after giving effect to the allocations in clause (12) above shall, for so long as any Senior Series is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Holder of the Seller Certificate.

(14) For as long as any Series that is not an Interchange Series is outstanding, an amount equal to the sum of Allocable Interchange for Series 2003-4S2 remaining after all allocations have been made pursuant to clauses (1) through (10) above shall be withdrawn from the Series Collections Account and deposited into the Group Interchange Reallocation Account.

(15) An amount equal to the lesser of

(x)	Usage for Series 2003-4S2 after giving effect to clause (12) above, and

(y)

the product of (i) a fraction, the numerator of which is Usage for Series 2003-4S2 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (12) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Interchange Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2003-4S2. Such amount shall be withdrawn from the Group Interchange Reallocation Account and deposited in the Series Collections Account. Usage for Series 2003-4S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2003-4S2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(16) Amounts remaining on deposit in the Group Interchange Reallocation Account after giving effect to the allocations in clause (15) above, shall for so long as any Senior Series is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Holder of the Seller Certificate

(17) An amount equal to the lesser of

(x)	the Senior Series Principal Distribution Amount Shortfall for Series 2003-4S2, determined after giving effect to Section 9(b)(31) of the Series Supplement for Series 2003-4S2, and

(y)	the Allocable Principal Collections for Series 2003-4S2 after giving effect to clause (15) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Funding Account for Series 2003-4S2. This amount shall constitute “funds, if any, available to pay such Principal Distribution Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(32) of the Series Supplement for Series 2003-4S2.

APPENDIX VIII

Series 2005-4S1 Cash-Flow Appendix

(1) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2005-4S1 of the Class Required Amount, and

(y)	the Allocable Finance Charge Collections for Series 2005-4S1

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account. The amount by which the Class Required Amount exceeds the amount of such deposit shall be the “Class Required Amount Shortfall.”

(2) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2005-4S1 of the Class Required Amount Shortfall, and

(y)	the Allocable Interchange for Series 2005-4S1

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account.

(3) An amount equal to the lesser of

(x)	the Class A Required Amount Shortfall for Series 2005-4S1, determined after giving effect to Section 9(b)(2) of the Series Supplement for Series 2005-4S1, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2005-4S1 remaining after clause (2) above shall be withdrawn from the Series Collections Account for this Series and deposited into the Senior Series Distribution Account for Series 2005-4S1. This amount shall constitute “funds, if any, available to pay such Class A Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(3) of the Series Supplement for Series 2005-4S1.

(4) An amount equal to the lesser of

(x)	the Class A Cumulative Investor Charged-Off Amount for Series 2005-4S1, determined after giving effect to Section 9(b)(4) of the Series Supplement for Series 2005-4S1, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2005-4S1 remaining after clause (3) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2005-4S1. This amount shall constitute “funds, if any, available to pay such Class A Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(5) of the Series Supplement for Series 2005-4S1.

(5) An amount equal to the lesser of

(x)	the Class B Required Amount Shortfall for Series 2005-4S1, determined after giving effect to Section 9(b)(8) of the Series Supplement for Series 2005-4S1, and

(y)	the sum of the Allocable Finance Charge Collections, Allocable Interchange and Allocable Principal Collections, in each case for Series 2005-4S1 remaining after clause (4) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Distribution Account for Series 2005-4S1. This amount shall constitute “funds, if any, available to pay such Class B Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(9) of the Series Supplement for Series 2005-4S1.

(6) An amount equal to the lesser of

(x)	the Class B Cumulative Investor Charged-Off Amount for Series 2005-4S1 determined after giving effect to Section 9(b)(9) of the Series Supplement for Series 2005-4S1, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2005-4S1 remaining after clause (5) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2005-4S1. This amount shall constitute “funds, if any, available to pay such Class B Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(10) of the Series Supplement for Series 2005-4S1.

(7) The amounts allocated in clauses (3) through (6) above will be allocated first, to reduce the Allocable Finance Charge Collections for Series 2005-4S1 (but not below zero), second, to reduce the Allocable Interchange for Series 2005-4S1 (but not below zero) and, third, to reduce the Allocable Principal Collections for Series 2005-4S1 (but not below zero). The Available Subordinated Amount for Series 2005-4S1 and the Class Investor Interest and Class Invested Amount for this Series will each also be reduced by the amount of the reduction in the Allocable Principal Collections for Series 2005-4S1, and the Usage for Series 2005-4S1 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will be increased by such amount.

(8) On each Distribution Date the Available Subordinated Amount for Series 2005-4S1 shall be reduced by the Allocable Investor Charged-Off Amount for Series 2005-4S1 for such Distribution Date, and Usage for Series 2005-4S1 will be increased by such amount.

(9) An amount equal to the lesser of

(x)	Usage for Series 2005-4S1, after giving effect to clause (8) above, and

(y)	Allocable Finance Charge Collections for Series 2005-4S1 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2005-4S1. Usage for Series 2005-4S1 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2005-4S1 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(10) An amount equal to the lesser of

(x)	Usage for Series 2005-4S1 after giving effect to clause (9) above, and

(y)	Allocable Interchange for Series 2005-4S1 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2005-4S1. Usage for Series 2005-4S1 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2005-4S1 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(11) An amount equal to the sum of Allocable Finance Charge Collections for Series 2005-4S1 remaining after all allocations have been made pursuant to clauses (1) through (9) above shall be withdrawn from the Series Collections Account and deposited in the Group Finance Charge Collections Reallocation Account.

(12) An amount equal to the lesser of

(x)	Usage for Series 2005-4S1 after giving effect to clause (10) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2005-4S1 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (10) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Finance Charge Collections Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2005-4S1. Such amount shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited in the Series Collections Account. Usage for Series 2005-4S1 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2005-4S1 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(13) Amounts remaining on deposit in the Group Finance Charge Collections Reallocation Account after giving effect to the allocations in clause (12) above shall, for so long as any Senior Series is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Holder of the Seller Certificate.

(14) For as long as any Series that is not an Interchange Series is outstanding, an amount equal to the sum of Allocable Interchange for Series 2005-4S1 remaining after all allocations have been made pursuant to clauses (1) through (10) above shall be withdrawn from the Series Collections Account and deposited into the Group Interchange Reallocation Account.

(15) An amount equal to the lesser of

(x)	Usage for Series 2005-4S1 after giving effect to clause (12) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2005-4S1 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (12) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Interchange Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2005-4S1. Such amount shall be withdrawn from the Group Interchange Reallocation Account and deposited in the Series Collections Account. Usage for Series 2005-4S1 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2005-4S1 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(16) Amounts remaining on deposit in the Group Interchange Reallocation Account after giving effect to the allocations in clause (15) above, shall for so long as any Senior Series is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Holder of the Seller Certificate

(17) An amount equal to the lesser of

(x)	the Senior Series Principal Distribution Amount Shortfall for Series 2005-4S1, determined after giving effect to Section 9(b)(35) of the Series Supplement for Series 2005-4S1, and

(y)	the Allocable Principal Collections for Series 2005-4S1 after giving effect to clause (15) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Funding Account for Series 2005-4S1. This amount shall constitute “funds, if any, available to pay such Principal Distribution Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(36) of the Series Supplement for Series 2005-4S1.

APPENDIX XI

Series 2006-1S2 Cash-Flow Appendix

(1) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2006-1S2 of the Class Required Amount, and

(y)	the Allocable Finance Charge Collections for Series 2006-1S2

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account. The amount by which the Class Required Amount exceeds the amount of such deposit shall be the “Class Required Amount Shortfall.”

(2) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2006-1S2 of the Class Required Amount Shortfall, and

(y)	the Allocable Interchange for Series 2006-1S2

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account.

(3) An amount equal to the lesser of

(x)	the Class A Required Amount Shortfall for Series 2006-1S2, determined after giving effect to Section 9(b)(2) of the Series Supplement for Series 2006-1S2, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2006-1S2 remaining after clause (2) above shall be withdrawn from the Series Collections Account for this Series and deposited into the Senior Series Distribution Account for Series 2006-1S2. This amount shall constitute “funds, if any, available to pay such Class A Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(3) of the Series Supplement for Series 2006-1S2.

(4) An amount equal to the lesser of

(x)	the Class A Cumulative Investor Charged-Off Amount for Series 2006-1S2, determined after giving effect to Section 9(b)(4) of the Series Supplement for Series 2006-1S2, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2006-1S2 remaining after clause (3) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2006-1S2. This amount shall constitute “funds, if any, available to pay such Class A Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(5) of the Series Supplement for Series 2006-1S2.

(5) An amount equal to the lesser of

(x)	the Class B Required Amount Shortfall for Series 2006-1S2, determined after giving effect to Section 9(b)(8) of the Series Supplement for Series 2006-1S2, and

(y)	the sum of the Allocable Finance Charge Collections, Allocable Interchange and Allocable Principal Collections, in each case for Series 2006-1S2 remaining after clause (4) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Distribution Account for Series 2006-1S2. This amount shall constitute “funds, if any, available to pay such Class B Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(9) of the Series Supplement for Series 2006-1S2.

(6) An amount equal to the lesser of

(x)	the Class B Cumulative Investor Charged-Off Amount for Series 2006-1S2 determined after giving effect to Section 9(b)(9) of the Series Supplement for Series 2006-1S2, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2006-1S2 remaining after clause (5) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2006-1S2. This amount shall constitute “funds, if any, available to pay such Class B Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(10) of the Series Supplement for Series 2006-1S2.

(7) The amounts allocated in clauses (3) through (6) above will be allocated first, to reduce the Allocable Finance Charge Collections for Series 2006-1S2 (but not below zero), second, to reduce the Allocable Interchange for Series 2006-1S2 (but not below zero) and, third, to reduce the Allocable Principal Collections for Series 2006-1S2 (but not below zero). The Available Subordinated Amount for Series 2006-1S2 and the Class Investor Interest and Class Invested Amount for this Series will each also be reduced by the amount of the reduction in the Allocable Principal Collections for Series 2006-1S2, and the Usage for Series 2006-1S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will be increased by such amount.

(8) On each Distribution Date the Available Subordinated Amount for Series 2006-1S2 shall be reduced by the Allocable Investor Charged-Off Amount for Series 2006-1S2 for such Distribution Date, and Usage for Series 2006-1S2 will be increased by such amount.

(9) An amount equal to the lesser of

(x)	Usage for Series 2006-1S2, after giving effect to clause (8) above, and

(y)	Allocable Finance Charge Collections for Series 2006-1S2 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2006-1S2. Usage for Series 2006-1S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2006-1S2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(10) An amount equal to the lesser of

(x)	Usage for Series 2006-1S2 after giving effect to clause (9) above, and

(y)	Allocable Interchange for Series 2006-1S2 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2006-1S2. Usage for Series 2006-1S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2006-1S2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(11) An amount equal to the sum of Allocable Finance Charge Collections for Series 2006-1S2 remaining after all allocations have been made pursuant to clauses (1) through (9) above shall be withdrawn from the Series Collections Account and deposited in the Group Finance Charge Collections Reallocation Account.

(12) An amount equal to the lesser of

(x)	Usage for Series 2006-1S2 after giving effect to clause (10) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2006-1S2 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (10) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Finance Charge Collections Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2006-1S2. Such amount shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited in the Series Collections Account. Usage for Series 2006-1S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2006-1S2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(13) Amounts remaining on deposit in the Group Finance Charge Collections Reallocation Account after giving effect to the allocations in clause (12) above shall, for so long as any Senior Series is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Holder of the Seller Certificate.

(14) For as long as any Series that is not an Interchange Series is outstanding, an amount equal to the sum of Allocable Interchange for Series 2006-1S2 remaining after all allocations have been made pursuant to clauses (1) through (10) above shall be withdrawn from the Series Collections Account and deposited into the Group Interchange Reallocation Account.

(15) An amount equal to the lesser of

(x)	Usage for Series 2006-1S2 after giving effect to clause (12) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2006-1S2 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (12) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Interchange Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2006-1S2. Such amount shall be withdrawn from the Group Interchange Reallocation Account and deposited in the Series Collections Account. Usage for Series 2006-1S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2006-1S2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(16) Amounts remaining on deposit in the Group Interchange Reallocation Account after giving effect to the allocations in clause (15) above, shall for so long as any Senior Series is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Holder of the Seller Certificate

(17) An amount equal to the lesser of

(x)	the Senior Series Principal Distribution Amount Shortfall for Series 2006-1S2, determined after giving effect to Section 9(b)(35) of the Series Supplement for Series 2006-1S2, and

(y)	the Allocable Principal Collections for Series 2006-1S2 after giving effect to clause (15) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Funding Account for Series 2006-1S2. This amount shall constitute “funds, if any, available to pay such Principal Distribution Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(36) of the Series Supplement for Series 2006-1S2.

APPENDIX X

Series 1996-4 Cash-Flow Appendix1

(1) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 1996-4 of the Class Required Amount, and

(y)	the Allocable Finance Charge Collections for Series 1996-4

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account. The amount by which the Class Required Amount exceeds the amount of such deposit shall be the “Class Required Amount Shortfall.”

(2) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 1996-4 of the Class Required Amount Shortfall, and

(y)	the Allocable Interchange for Series 1996-4

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account.

(3) An amount equal to the lesser of

(x)	the Class A Required Amount Shortfall for Series 1996-4, determined after giving effect to Section 9(b)(2) of the Series Supplement for Series 1996-4, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 1996-4 remaining after clause (2) above shall be withdrawn from the Series Collections Account for this Series and deposited into the Senior Series Distribution Account for Series 1996-4. This amount shall constitute “funds, if any, available to pay such Class A Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(3) of the Series Supplement for Series 1996-4.

(4) An amount equal to the lesser of

[1]

All section references in this Annex refer to the Series Supplement as in effect prior to the announced amendment thereof to allocate Interchange to Series 1996-4. Upon completion of such amendment, all such section references shall be deemed automatically to refer to the relevant sections as renumbered in connection with such amendment.

(x)	the Class A Cumulative Investor Charged-Off Amount for Series 1996-4, determined after giving effect to Section 9(b)(4) of the Series Supplement for Series 1996-4, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 1996-4 remaining after clause (3) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 1996-4. This amount shall constitute “funds, if any, available to pay such Class A Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(5) of the Series Supplement for Series 1996-4.

(5) An amount equal to the lesser of

(x)	the Class B Required Amount Shortfall for Series 1996-4, determined after giving effect to Section 9(b)(8) of the Series Supplement for Series 1996-4, and

(y)	the sum of the Allocable Finance Charge Collections, Allocable Interchange and Allocable Principal Collections, in each case for Series 1996-4 remaining after clause (4) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Distribution Account for Series 1996-4. This amount shall constitute “funds, if any, available to pay such Class B Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(9) of the Series Supplement for Series 1996-4.

(6) An amount equal to the lesser of

(x)	the Class B Cumulative Investor Charged-Off Amount for Series 1996-4 determined after giving effect to Section 9(b)(9) of the Series Supplement for Series 1996-4, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 1996-4 remaining after clause (5) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 1996-4. This amount shall constitute “funds, if any, available to pay such Class B Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(10) of the Series Supplement for Series 1996-4.

(7) The amounts allocated in clauses (3) through (6) above will be allocated first, to reduce the Allocable Finance Charge Collections for Series 1996-4 (but not below zero), second, to reduce the Allocable Interchange for Series 1996-4 (but not below zero) and, third, to reduce the Allocable Principal Collections for Series 1996-4 (but not below zero). The Available Subordinated Amount for Series 1996-4 and the Class Investor Interest and Class Invested Amount for this Series will each also be reduced by the amount of the reduction in the Allocable Principal Collections for Series 1996-4, and the Usage for Series 1996-4 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will be increased by such amount.

(8) On each Distribution Date the Available Subordinated Amount for Series 1996-4 shall be reduced by the Allocable Investor Charged-Off Amount for Series 1996-4 for such Distribution Date, and Usage for Series 1996-4 will be increased by such amount.

(9) An amount equal to the lesser of

(x)	Usage for Series 1996-4, after giving effect to clause (8) above, and

(y)	Allocable Finance Charge Collections for Series 1996-4 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 1996-4. Usage for Series 1996-4 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 1996-4 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(10) An amount equal to the lesser of

(x)	Usage for Series 1996-4 after giving effect to clause (9) above, and

(y)	Allocable Interchange for Series 1996-4 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 1996-4. Usage for Series 1996-4 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 1996-4 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(11) An amount equal to the sum of Allocable Finance Charge Collections for Series 1996-4 remaining after all allocations have been made pursuant to clauses (1) through (9) above shall be withdrawn from the Series Collections Account and deposited in the Group Finance Charge Collections Reallocation Account.

(12) An amount equal to the lesser of

(x)	Usage for Series 1996-4 after giving effect to clause (10) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 1996-4 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (10) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Finance Charge Collections Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 1996-4. Such amount shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited in the Series Collections Account. Usage for Series 1996-4 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 1996-4 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(13) Amounts remaining on deposit in the Group Finance Charge Collections Reallocation Account after giving effect to the allocations in clause (12) above shall, for so long as any Senior Series is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Holder of the Seller Certificate.

(14) For as long as any Series that is not an Interchange Series is outstanding, an amount equal to the sum of Allocable Interchange for Series 1996-4 remaining after all allocations have been made pursuant to clauses (1) through (10) above shall be withdrawn from the Series Collections Account and deposited into the Group Interchange Reallocation Account.

(15) An amount equal to the lesser of

(x)	Usage for Series 1996-4 after giving effect to clause (12) above, and

(y)

the product of (i) a fraction, the numerator of which is Usage for Series 1996-4 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (12) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Interchange Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 1996-4. Such amount shall be withdrawn from the Group Interchange Reallocation Account and deposited in the Series Collections Account. Usage for Series 1996-4 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 1996-4 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(16) Amounts remaining on deposit in the Group Interchange Reallocation Account after giving effect to the allocations in clause (15) above, shall for so long as any Senior Series is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Holder of the Seller Certificate

(17) An amount equal to the lesser of

(x)	the Senior Series Principal Distribution Amount Shortfall for Series 1996-4, determined after giving effect to Section 9(b)(28) of the Series Supplement for Series 1996-4, and

(y)	the Allocable Principal Collections for Series 1996-4 after giving effect to clause (15) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Funding Account for Series 1996-4. This amount shall constitute “funds, if any, available to pay such Principal Distribution Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(29) of the Series Supplement for Series 1996-4.

APPENDIX XI

Series 2006-2S2 Cash-Flow Appendix

(1) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2006-2S2 of the Class Required Amount, and

(y)	the Allocable Finance Charge Collections for Series 2006-2S2

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account. The amount by which the Class Required Amount exceeds the amount of such deposit shall be the “Class Required Amount Shortfall.”

(2) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2006-2S2 of the Class Required Amount Shortfall, and

(y)	the Allocable Interchange for Series 2006-2S2

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account.

(3) An amount equal to the lesser of

(x)	the Class A Required Amount Shortfall for Series 2006-2S2, determined after giving effect to Section 9(b)(2) of the Series Supplement for Series 2006-2S2, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2006-2S2 remaining after clause (2) above shall be withdrawn from the Series Collections Account for this Series and deposited into the Senior Series Distribution Account for Series 2006-2S2. This amount shall constitute “funds, if any, available to pay such Class A Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(3) of the Series Supplement for Series 2006-2S2.

(4) An amount equal to the lesser of

(x)	the Class A Cumulative Investor Charged-Off Amount for Series 2006-2S2, determined after giving effect to Section 9(b)(4) of the Series Supplement for Series 2006-2S2, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2006-2S2 remaining after clause (3) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2006-2S2. This amount shall constitute “funds, if any, available to pay such Class A Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(5) of the Series Supplement for Series 2006-2S2.

(5) An amount equal to the lesser of

(x)	the Class B Required Amount Shortfall for Series 2006-2S2, determined after giving effect to Section 9(b)(8) of the Series Supplement for Series 2006-2S2, and

(y)	the sum of the Allocable Finance Charge Collections, Allocable Interchange and Allocable Principal Collections, in each case for Series 2006-2S2 remaining after clause (4) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Distribution Account for Series 2006-2S2. This amount shall constitute “funds, if any, available to pay such Class B Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(9) of the Series Supplement for Series 2006-2S2.

(6) An amount equal to the lesser of

(x)	the Class B Cumulative Investor Charged-Off Amount for Series 2006-2S2 determined after giving effect to Section 9(b)(9) of the Series Supplement for Series 2006-2S2, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2006-2S2 remaining after clause (5) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2006-2S2. This amount shall constitute “funds, if any, available to pay such Class B Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(10) of the Series Supplement for Series 2006-2S2.

(7) The amounts allocated in clauses (3) through (6) above will be allocated first, to reduce the Allocable Finance Charge Collections for Series 2006-2S2 (but not below zero), second, to reduce the Allocable Interchange for Series 2006-2S2 (but not below zero) and, third, to reduce the Allocable Principal Collections for Series 2006-2S2 (but not below zero). The Available Subordinated Amount for Series 2006-2S2 and the Class Investor Interest and Class Invested Amount for this Series will each also be reduced by the amount of the reduction in the Allocable Principal Collections for Series 2006-2S2, and the Usage for Series 2006-2S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will be increased by such amount.

(8) On each Distribution Date the Available Subordinated Amount for Series 2006-2S2 shall be reduced by the Allocable Investor Charged-Off Amount for Series 2006-2S2 for such Distribution Date, and Usage for Series 2006-2S2 will be increased by such amount.

(9) An amount equal to the lesser of

(x)	Usage for Series 2006-2S2, after giving effect to clause (8) above, and

(y)	Allocable Finance Charge Collections for Series 2006-2S2 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2006-2S2. Usage for Series 2006-2S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2006-2S2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(10) An amount equal to the lesser of

(x)	Usage for Series 2006-2S2 after giving effect to clause (9) above, and

(y)	Allocable Interchange for Series 2006-2S2 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2006-2S2. Usage for Series 2006-2S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2006-2S2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(11) An amount equal to the sum of Allocable Finance Charge Collections for Series 2006-2S2 remaining after all allocations have been made pursuant to clauses (1) through (9) above shall be withdrawn from the Series Collections Account and deposited in the Group Finance Charge Collections Reallocation Account.

(12) An amount equal to the lesser of

(x)	Usage for Series 2006-2S2 after giving effect to clause (10) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2006-2S2 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (10) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Finance Charge Collections Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2006-2S2. Such amount shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited in the Series Collections Account. Usage for Series 2006-2S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2006-2S2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(13) Amounts remaining on deposit in the Group Finance Charge Collections Reallocation Account after giving effect to the allocations in clause (12) above shall, for so long as any Senior Series is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Holder of the Seller Certificate.

(14) For as long as any Series that is not an Interchange Series is outstanding, an amount equal to the sum of Allocable Interchange for Series 2006-2S2 remaining after all allocations have been made pursuant to clauses (1) through (10) above shall be withdrawn from the Series Collections Account and deposited into the Group Interchange Reallocation Account.

(15) An amount equal to the lesser of

(x)	Usage for Series 2006-2S2 after giving effect to clause (12) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2006-2S2 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (12) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Interchange Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2006-2S2. Such amount shall be withdrawn from the Group Interchange Reallocation Account and deposited in the Series Collections Account. Usage for Series 2006-2S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2006-2S2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(16) Amounts remaining on deposit in the Group Interchange Reallocation Account after giving effect to the allocations in clause (15) above, shall for so long as any Senior Series is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Holder of the Seller Certificate

(17) An amount equal to the lesser of

(x)	the Senior Series Principal Distribution Amount Shortfall for Series 2006-2S2, determined after giving effect to Section 9(b)(35) of the Series Supplement for Series 2006-2S2, and

(y)	the Allocable Principal Collections for Series 2006-2S2 after giving effect to clause (15) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Funding Account for Series 2006-2S2. This amount shall constitute “funds, if any, available to pay such Principal Distribution Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(36) of the Series Supplement for Series 2006-2S2.

APPENDIX XII

Series 2006-3 Cash-Flow Appendix

(1) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2006-3 of the Class Required Amount, and

(y)	the Allocable Finance Charge Collections for Series 2006-3

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account. The amount by which the Class Required Amount exceeds the amount of such deposit shall be the “Class Required Amount Shortfall.”

(2) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2006-3 of the Class Required Amount Shortfall, and

(y)	the Allocable Interchange for Series 2006-3

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account.

(3) An amount equal to the lesser of

(x)	the Class A Required Amount Shortfall for Series 2006-3, determined after giving effect to Section 9(b)(2) of the Series Supplement for Series 2006-3, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2006-3 remaining after clause (2) above shall be withdrawn from the Series Collections Account for this Series and deposited into the Senior Series Distribution Account for Series 2006-3. This amount shall constitute “funds, if any, available to pay such Class A Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(3) of the Series Supplement for Series 2006-3.

(4) An amount equal to the lesser of

(x)	the Class A Cumulative Investor Charged-Off Amount for Series 2006-3, determined after giving effect to Section 9(b)(4) of the Series Supplement for Series 2006-3, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2006-3 remaining after clause (3) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2006-3. This amount shall constitute “funds, if any, available to pay such Class A Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(5) of the Series Supplement for Series 2006-3.

(5) An amount equal to the lesser of

(x)	the Class B Required Amount Shortfall for Series 2006-3, determined after giving effect to Section 9(b)(8) of the Series Supplement for Series 2006-3, and

(y)	the sum of the Allocable Finance Charge Collections, Allocable Interchange and Allocable Principal Collections, in each case for Series 2006-3 remaining after clause (4) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Distribution Account for Series 2006-3. This amount shall constitute “funds, if any, available to pay such Class B Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(9) of the Series Supplement for Series 2006-3.

(6) An amount equal to the lesser of

(x)	the Class B Cumulative Investor Charged-Off Amount for Series 2006-3 determined after giving effect to Section 9(b)(9) of the Series Supplement for Series 2006-3, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2006-3 remaining after clause (5) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2006-3. This amount shall constitute “funds, if any, available to pay such Class B Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(10) of the Series Supplement for Series 2006-3.

(7) The amounts allocated in clauses (3) through (6) above will be allocated first, to reduce the Allocable Finance Charge Collections for Series 2006-3 (but not below zero), second, to reduce the Allocable Interchange for Series 2006-3 (but not below zero) and, third, to reduce the Allocable Principal Collections for Series 2006-3 (but not below zero). The Available Subordinated Amount for Series 2006-3 and the Class Investor Interest and Class Invested Amount for this Series will each also be reduced by the amount of the reduction in the Allocable Principal Collections for Series 2006-3, and the Usage for Series 2006-3 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will be increased by such amount.

(8) On each Distribution Date the Available Subordinated Amount for Series 2006-3 shall be reduced by the Allocable Investor Charged-Off Amount for Series 2006-3 for such Distribution Date, and Usage for Series 2006-3 will be increased by such amount.

(9) An amount equal to the lesser of

(x)	Usage for Series 2006-3, after giving effect to clause (8) above, and

(y)	Allocable Finance Charge Collections for Series 2006-3 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2006-3. Usage for Series 2006-3 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2006-3 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(10) An amount equal to the lesser of

(x)	Usage for Series 2006-3 after giving effect to clause (9) above, and

(y)	Allocable Interchange for Series 2006-3 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2006-3. Usage for Series 2006-3 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2006-3 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(11) An amount equal to the sum of Allocable Finance Charge Collections for Series 2006-3 remaining after all allocations have been made pursuant to clauses (1) through (9) above shall be withdrawn from the Series Collections Account and deposited in the Group Finance Charge Collections Reallocation Account.

(12) An amount equal to the lesser of

(x)	Usage for Series 2006-3 after giving effect to clause (10) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2006-3 and the denominator of which is the Class

Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (10) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Finance Charge Collections Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2006-3. Such amount shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited in the Series Collections Account. Usage for Series 2006-3 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2006-3 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(13) Amounts remaining on deposit in the Group Finance Charge Collections Reallocation Account after giving effect to the allocations in clause (12) above shall, for so long as any Senior Series is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Holder of the Seller Certificate.

(14) For as long as any Series that is not an Interchange Series is outstanding, an amount equal to the sum of Allocable Interchange for Series 2006-3 remaining after all allocations have been made pursuant to clauses (1) through (10) above shall be withdrawn from the Series Collections Account and deposited into the Group Interchange Reallocation Account.

(15) An amount equal to the lesser of

(x)	Usage for Series 2006-3 after giving effect to clause (12) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2006-3 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (12) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Interchange Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2006-3. Such amount shall be withdrawn from the Group Interchange Reallocation Account and deposited in the Series Collections Account. Usage for Series 2006-3 and the Class Cumulative Investor Charged-Off

Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2006-3 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(16) Amounts remaining on deposit in the Group Interchange Reallocation Account after giving effect to the allocations in clause (15) above, shall for so long as any Senior Series is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Holder of the Seller Certificate

(17) An amount equal to the lesser of

(x)	the Senior Series Principal Distribution Amount Shortfall for Series 2006-3, determined after giving effect to Section 9(b)(35) of the Series Supplement for Series 2006-3, and

(y)	the Allocable Principal Collections for Series 2006-3 after giving effect to clause (15) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Funding Account for Series 2006-3. This amount shall constitute “funds, if any, available to pay such Principal Distribution Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(36) of the Series Supplement for Series 2006-3.

APPENDIX XIII

Series 2007-3S2 Cash-Flow Appendix

(1) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2007-3S2 of the Class Required Amount, and

(y)	the Allocable Finance Charge Collections for Series 2007-3S2

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account. The amount by which the Class Required Amount exceeds the amount of such deposit shall be the “Class Required Amount Shortfall.”

(2) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2007-3S2 of the Class Required Amount Shortfall, and

(y)	the Allocable Interchange for Series 2007-3S2

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account.

(3) An amount equal to the lesser of

(x)	the Class A Required Amount Shortfall for Series 2007-3S2, determined after giving effect to Section 9(b)(2) of the Series Supplement for Series 2007-3S2, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2007-3S2 remaining after clause (2) above shall be withdrawn from the Series Collections Account for this Series and deposited into the Senior Series Distribution Account for Series 2007-3S2. This amount shall constitute “funds, if any, available to pay such Class A Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(3) of the Series Supplement for Series 2007-3S2.

(4) An amount equal to the lesser of

(x)	the Class A Cumulative Investor Charged-Off Amount for Series 2007-3S2, determined after giving effect to Section 9(b)(4) of the Series Supplement for Series 2007-3S2, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2007-3S2 remaining after clause (3) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2007-3S2. This amount shall constitute “funds, if any, available to pay such Class A Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(5) of the Series Supplement for Series 2007-3S2.

(5) An amount equal to the lesser of

(x)	the Class B Required Amount Shortfall for Series 2007-3S2, determined after giving effect to Section 9(b)(8) of the Series Supplement for Series 2007-3S2, and

(y)	the sum of the Allocable Finance Charge Collections, Allocable Interchange and Allocable Principal Collections, in each case for Series 2007-3S2 remaining after clause (4) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Distribution Account for Series 2007-3S2. This amount shall constitute “funds, if any, available to pay such Class B Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(9) of the Series Supplement for Series 2007-3S2.

(6) An amount equal to the lesser of

(x)	the Class B Cumulative Investor Charged-Off Amount for Series 2007-3S2 determined after giving effect to Section 9(b)(9) of the Series Supplement for Series 2007-3S2, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2007-3S2 remaining after clause (5) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2007-3S2. This amount shall constitute “funds, if any, available to pay such Class B Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(10) of the Series Supplement for Series 2007-3S2.

(7) The amounts allocated in clauses (3) through (6) above will be allocated first, to reduce the Allocable Finance Charge Collections for Series 2007-3S2 (but not below zero), second, to reduce the Allocable Interchange for Series 2007-3S2 (but not below zero) and, third, to reduce the Allocable Principal Collections for Series 2007-3S2 (but not below zero). The Available Subordinated Amount for Series 2007-3S2 and the Class Investor Interest and Class Invested Amount for this Series will each also be reduced by the amount of the reduction in the Allocable Principal Collections for Series 2007-3S2, and the Usage for Series 2007-3S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will be increased by such amount.

(8) On each Distribution Date the Available Subordinated Amount for Series 2007-3S2 shall be reduced by the Allocable Investor Charged-Off Amount for Series 2007-3S2 for such Distribution Date, and Usage for Series 2007-3S2 will be increased by such amount.

(9) An amount equal to the lesser of

(x)	Usage for Series 2007-3S2, after giving effect to clause (8) above, and

(y)	Allocable Finance Charge Collections for Series 2007-3S2 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2007-3S2. Usage for Series 2007-3S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2007-3S2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(10) An amount equal to the lesser of

(x)	Usage for Series 2007-3S2 after giving effect to clause (9) above, and

(y)	Allocable Interchange for Series 2007-3S2 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2007-3S2. Usage for Series 2007-3S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2007-3S2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(11) An amount equal to the sum of Allocable Finance Charge Collections for Series 2007-3S2 remaining after all allocations have been made pursuant to clauses (1) through (9) above shall be withdrawn from the Series Collections Account and deposited in the Group Finance Charge Collections Reallocation Account.

(12) An amount equal to the lesser of

(x)	Usage for Series 2007-3S2 after giving effect to clause (10) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2007-3S2 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (10) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Finance Charge Collections Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2007-3S2. Such amount shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited in the Series Collections Account. Usage for Series 2007-3S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2007-3S2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(13) Amounts remaining on deposit in the Group Finance Charge Collections Reallocation Account after giving effect to the allocations in clause (12) above shall, for so long as any Senior Series is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Holder of the Seller Certificate.

(14) For as long as any Series that is not an Interchange Series is outstanding, an amount equal to the sum of Allocable Interchange for Series 2007-3S2 remaining after all allocations have been made pursuant to clauses (1) through (10) above shall be withdrawn from the Series Collections Account and deposited into the Group Interchange Reallocation Account.

(15) An amount equal to the lesser of

(x)	Usage for Series 2007-3S2 after giving effect to clause (12) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2007-3S2 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (12) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Interchange Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2007-3S2. Such amount shall be withdrawn from the Group Interchange Reallocation Account and deposited in the Series Collections Account. Usage for Series 2007-3S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2007-3S2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(16) Amounts remaining on deposit in the Group Interchange Reallocation Account after giving effect to the allocations in clause (15) above, shall for so long as any Senior Series is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Holder of the Seller Certificate

(17) An amount equal to the lesser of

(x)	the Senior Series Principal Distribution Amount Shortfall for Series 2007-3S2, determined after giving effect to Section 9(b)(35) of the Series Supplement for Series 2007-3S2, and

(y)	the Allocable Principal Collections for Series 2007-3S2 after giving effect to clause (15) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Funding Account for Series 2007-3S2. This amount shall constitute “funds, if any, available to pay such Principal Distribution Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(36) of the Series Supplement for Series 2007-3S2.

APPENDIX XIV

Series 2005-4S2 Cash-Flow Appendix

(1) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2005-4S2 of the Class Required Amount, and

(y)	the Allocable Finance Charge Collections for Series 2005-4S2

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account. The amount by which the Class Required Amount exceeds the amount of such deposit shall be the “Class Required Amount Shortfall.”

(2) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2005-4S2 of the Class Required Amount Shortfall, and

(y)	the Allocable Interchange for Series 2005-4S2

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account.

(3) An amount equal to the lesser of

(x)	the Class A Required Amount Shortfall for Series 2005-4S2, determined after giving effect to Section 9(b)(2) of the Series Supplement for Series 2005-4S2, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2005-4S2 remaining after clause (2) above shall be withdrawn from the Series Collections Account for this Series and deposited into the Senior Series Distribution Account for Series 2005-4S2. This amount shall constitute “funds, if any, available to pay such Class A Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(3) of the Series Supplement for Series 2005-4S2.

(4) An amount equal to the lesser of

(x)	the Class A Cumulative Investor Charged-Off Amount for Series 2005-4S2, determined after giving effect to Section 9(b)(4) of the Series Supplement for Series 2005-4S2, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2005-4S2 remaining after clause (3) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2005-4S2. This amount shall constitute “funds, if any, available to pay such Class A Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(5) of the Series Supplement for Series 2005-4S2.

(5) An amount equal to the lesser of

(x)	the Class B Required Amount Shortfall for Series 2005-4S2, determined after giving effect to Section 9(b)(8) of the Series Supplement for Series 2005-4S2, and

(y)	the sum of the Allocable Finance Charge Collections, Allocable Interchange and Allocable Principal Collections, in each case for Series 2005-4S2 remaining after clause (4) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Distribution Account for Series 2005-4S2. This amount shall constitute “funds, if any, available to pay such Class B Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(9) of the Series Supplement for Series 2005-4S2.

(6) An amount equal to the lesser of

(x)	the Class B Cumulative Investor Charged-Off Amount for Series 2005-4S2 determined after giving effect to Section 9(b)(9) of the Series Supplement for Series 2005-4S2, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2005-4S2 remaining after clause (5) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2005-4S2. This amount shall constitute “funds, if any, available to pay such Class B Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(10) of the Series Supplement for Series 2005-4S2.

(7) The amounts allocated in clauses (3) through (6) above will be allocated first, to reduce the Allocable Finance Charge Collections for Series 2005-4S2 (but not below zero), second, to reduce the Allocable Interchange for Series 2005-4S2 (but not below zero) and, third, to reduce the Allocable Principal Collections for Series 2005-4S2 (but not below zero). The Available Subordinated Amount for Series 2005-4S2 and the Class Investor Interest and Class Invested Amount for this Series will each also be reduced by the amount of the reduction in the Allocable Principal Collections for Series 2005-4S2, and the Usage for Series 2005-4S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will be increased by such amount.

(8) On each Distribution Date the Available Subordinated Amount for Series 2005-4S2 shall be reduced by the Allocable Investor Charged-Off Amount for Series 2005-4S2 for such Distribution Date, and Usage for Series 2005-4S2 will be increased by such amount.

(9) An amount equal to the lesser of

(x)	Usage for Series 2005-4S2, after giving effect to clause (8) above, and

(y)	Allocable Finance Charge Collections for Series 2005-4S2 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2005-4S2. Usage for Series 2005-4S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2005-4S2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(10) An amount equal to the lesser of

(x)	Usage for Series 2005-4S2 after giving effect to clause (9) above, and

(y)	Allocable Interchange for Series 2005-4S2 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2005-4S2. Usage for Series 2005-4S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2005-4S2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(11) An amount equal to the sum of Allocable Finance Charge Collections for Series 2005-4S2 remaining after all allocations have been made pursuant to clauses (1) through (9) above shall be withdrawn from the Series Collections Account and deposited in the Group Finance Charge Collections Reallocation Account.

(12) An amount equal to the lesser of

(x)	Usage for Series 2005-4S2 after giving effect to clause (10) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2005-4S2 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (10) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Finance Charge Collections Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2005-4S2. Such amount shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited in the Series Collections Account. Usage for Series 2005-4S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2005-4S2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(13) Amounts remaining on deposit in the Group Finance Charge Collections Reallocation Account after giving effect to the allocations in clause (12) above shall, for so long as any Senior Series is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Holder of the Seller Certificate.

(14) For as long as any Series that is not an Interchange Series is outstanding, an amount equal to the sum of Allocable Interchange for Series 2005-4S2 remaining after all allocations have been made pursuant to clauses (1) through (10) above shall be withdrawn from the Series Collections Account and deposited into the Group Interchange Reallocation Account.

(15) An amount equal to the lesser of

(x)	Usage for Series 2005-4S2 after giving effect to clause (12) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2005-4S2 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (12) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Interchange Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2005-4S2. Such amount shall be withdrawn from the Group Interchange Reallocation Account and deposited in the Series Collections Account. Usage for Series 2005-4S2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2005-4S2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(16) Amounts remaining on deposit in the Group Interchange Reallocation Account after giving effect to the allocations in clause (15) above, shall for so long as any Senior Series is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Holder of the Seller Certificate

(17) An amount equal to the lesser of

(x)	the Senior Series Principal Distribution Amount Shortfall for Series 2005-4S2, determined after giving effect to Section 9(b)(35) of the Series Supplement for Series 2005-4S2, and

(y)	the Allocable Principal Collections for Series 2005-4S2 after giving effect to clause (15) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Funding Account for Series 2005-4S2. This amount shall constitute “funds, if any, available to pay such Principal Distribution Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(36) of the Series Supplement for Series 2005-4S2.

APPENDIX XV

Series 2006-2S3 Cash-Flow Appendix

(1) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2006-2S3 of the Class Required Amount, and

(y)	the Allocable Finance Charge Collections for Series 2006-2S3

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account. The amount by which the Class Required Amount exceeds the amount of such deposit shall be the “Class Required Amount Shortfall.”

(2) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2006-2S3 of the Class Required Amount Shortfall, and

(y)	the Allocable Interchange for Series 2006-2S3

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account.

(3) An amount equal to the lesser of

(x)	the Class A Required Amount Shortfall for Series 2006-2S3, determined after giving effect to Section 9(b)(2) of the Series Supplement for Series 2006-2S3, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2006-2S3 remaining after clause (2) above shall be withdrawn from the Series Collections Account for this Series and deposited into the Senior Series Distribution Account for Series 2006-2S3. This amount shall constitute “funds, if any, available to pay such Class A Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(3) of the Series Supplement for Series 2006-2S3.

(4) An amount equal to the lesser of

(x)	the Class A Cumulative Investor Charged-Off Amount for Series 2006-2S3, determined after giving effect to Section 9(b)(4) of the Series Supplement for Series 2006-2S3, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2006-2S3 remaining after clause (3) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2006-2S3. This amount shall constitute “funds, if any, available to pay such Class A Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(5) of the Series Supplement for Series 2006-2S3.

(5) An amount equal to the lesser of

(x)	the Class B Required Amount Shortfall for Series 2006-2S3, determined after giving effect to Section 9(b)(8) of the Series Supplement for Series 2006-2S3, and

(y)	the sum of the Allocable Finance Charge Collections, Allocable Interchange and Allocable Principal Collections, in each case for Series 2006-2S3 remaining after clause (4) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Distribution Account for Series 2006-2S3. This amount shall constitute “funds, if any, available to pay such Class B Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(9) of the Series Supplement for Series 2006-2S3.

(6) An amount equal to the lesser of

(x)	the Class B Cumulative Investor Charged-Off Amount for Series 2006-2S3 determined after giving effect to Section 9(b)(9) of the Series Supplement for Series 2006-2S3, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2006-2S3 remaining after clause (5) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2006-2S3. This amount shall constitute “funds, if any, available to pay such Class B Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(10) of the Series Supplement for Series 2006-2S3.

(7) The amounts allocated in clauses (3) through (6) above will be allocated first, to reduce the Allocable Finance Charge Collections for Series 2006-2S3 (but not below zero), second, to reduce the Allocable Interchange for Series 2006-2S3 (but not below zero) and, third, to reduce the Allocable Principal Collections for Series 2006-2S3 (but not below zero). The Available Subordinated Amount for Series 2006-2S3 and the Class Investor Interest and Class Invested Amount for this Series will each also be reduced by the amount of the reduction in the Allocable Principal Collections for Series 2006-2S3, and the Usage for Series 2006-2S3 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will be increased by such amount.

(8) On each Distribution Date the Available Subordinated Amount for Series 2006-2S3 shall be reduced by the Allocable Investor Charged-Off Amount for Series 2006-2S3 for such Distribution Date, and Usage for Series 2006-2S3 will be increased by such amount.

(9) An amount equal to the lesser of

(x)	Usage for Series 2006-2S3, after giving effect to clause (8) above, and

(y)	Allocable Finance Charge Collections for Series 2006-2S3 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2006-2S3. Usage for Series 2006-2S3 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2006-2S3 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(10) An amount equal to the lesser of

(x)	Usage for Series 2006-2S3 after giving effect to clause (9) above, and

(y)	Allocable Interchange for Series 2006-2S3 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2006-2S3. Usage for Series 2006-2S3 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2006-2S3 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(11) An amount equal to the sum of Allocable Finance Charge Collections for Series 2006-2S3 remaining after all allocations have been made pursuant to clauses (1) through (9) above shall be withdrawn from the Series Collections Account and deposited in the Group Finance Charge Collections Reallocation Account.

(12) An amount equal to the lesser of

(x)	Usage for Series 2006-2S3 after giving effect to clause (10) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2006-2S3 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (10) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Finance Charge Collections Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2006-2S3. Such amount shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited in the Series Collections Account. Usage for Series 2006-2S3 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2006-2S3 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(13) Amounts remaining on deposit in the Group Finance Charge Collections Reallocation Account after giving effect to the allocations in clause (12) above shall, for so long as any Senior Series is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Holder of the Seller Certificate.

(14) For as long as any Series that is not an Interchange Series is outstanding, an amount equal to the sum of Allocable Interchange for Series 2006-2S3 remaining after all allocations have been made pursuant to clauses (1) through (10) above shall be withdrawn from the Series Collections Account and deposited into the Group Interchange Reallocation Account.

(15) An amount equal to the lesser of

(x)	Usage for Series 2006-2S3 after giving effect to clause (12) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2006-2S3 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (12) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Interchange Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2006-2S3. Such amount shall be withdrawn from the Group Interchange Reallocation Account and deposited in the Series Collections Account. Usage for Series 2006-2S3 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2006-2S3 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(16) Amounts remaining on deposit in the Group Interchange Reallocation Account after giving effect to the allocations in clause (15) above, shall for so long as any Senior Series is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Holder of the Seller Certificate

(17) An amount equal to the lesser of

(x)	the Senior Series Principal Distribution Amount Shortfall for Series 2006-2S3, determined after giving effect to Section 9(b)(35) of the Series Supplement for Series 2006-2S3, and

(y)	the Allocable Principal Collections for Series 2006-2S3 after giving effect to clause (15) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Funding Account for Series 2006-2S3. This amount shall constitute “funds, if any, available to pay such Principal Distribution Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(36) of the Series Supplement for Series 2006-2S3.

APPENDIX XVI

Series 2007-2 Cash-Flow Appendix

(1) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2007-2 of the Class Required Amount, and

(y)	the Allocable Finance Charge Collections for Series 2007-2

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account. The amount by which the Class Required Amount exceeds the amount of such deposit shall be the “Class Required Amount Shortfall.”

(2) An amount equal to the lesser of

(x)	the Senior Series Percentage for Series 2007-2 of the Class Required Amount Shortfall, and

(y)	the Allocable Interchange for Series 2007-2

shall be withdrawn from the Series Collection Account and deposited into the Series Distribution Account.

(3) An amount equal to the lesser of

(x)	the Class A Required Amount Shortfall for Series 2007-2, determined after giving effect to Section 9(b)(2) of the Series Supplement for Series 2007-2, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2007-2 remaining after clause (2) above shall be withdrawn from the Series Collections Account for this Series and deposited into the Senior Series Distribution Account for Series 2007-2. This amount shall constitute “funds, if any, available to pay such Class A Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(3) of the Series Supplement for Series 2007-2.

(4) An amount equal to the lesser of

(x)	the Class A Cumulative Investor Charged-Off Amount for Series 2007-2, determined after giving effect to Section 9(b)(4) of the Series Supplement for Series 2007-2, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2007-2 remaining after clause (3) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2007-2. This amount shall constitute “funds, if any, available to pay such Class A Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(5) of the Series Supplement for Series 2007-2.

(5) An amount equal to the lesser of

(x)	the Class B Required Amount Shortfall for Series 2007-2, determined after giving effect to Section 9(b)(8) of the Series Supplement for Series 2007-2, and

(y)	the sum of the Allocable Finance Charge Collections, Allocable Interchange and Allocable Principal Collections, in each case for Series 2007-2 remaining after clause (4) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Distribution Account for Series 2007-2. This amount shall constitute “funds, if any, available to pay such Class B Required Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(9) of the Series Supplement for Series 2007-2.

(6) An amount equal to the lesser of

(x)	the Class B Cumulative Investor Charged-Off Amount for Series 2007-2 determined after giving effect to Section 9(b)(9) of the Series Supplement for Series 2007-2, and

(y)	the sum of the Allocable Finance Charge Collections, the Allocable Interchange and the Allocable Principal Collections, in each case, for Series 2007-2 remaining after clause (5) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Collections Account for Series 2007-2. This amount shall constitute “funds, if any, available to pay such Class B Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(10) of the Series Supplement for Series 2007-2.

(7) The amounts allocated in clauses (3) through (6) above will be allocated first, to reduce the Allocable Finance Charge Collections for Series 2007-2 (but not below zero), second, to reduce the Allocable Interchange for Series 2007-2 (but not below zero) and, third, to reduce the Allocable Principal Collections for Series 2007-2 (but not below zero). The Available Subordinated Amount for Series 2007-2 and the Class Investor Interest and Class Invested Amount for this Series will each also be reduced by the amount of the reduction in the Allocable Principal Collections for Series 2007-2, and the Usage for Series 2007-2 and the Class

Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will be increased by such amount.

(8) On each Distribution Date the Available Subordinated Amount for Series 2007-2 shall be reduced by the Allocable Investor Charged-Off Amount for Series 2007-2 for such Distribution Date, and Usage for Series 2007-2 will be increased by such amount.

(9) An amount equal to the lesser of

(x)	Usage for Series 2007-2, after giving effect to clause (8) above, and

(y)	Allocable Finance Charge Collections for Series 2007-2 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2007-2. Usage for Series 2007-2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2007-2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(10) An amount equal to the lesser of

(x)	Usage for Series 2007-2 after giving effect to clause (9) above, and

(y)	Allocable Interchange for Series 2007-2 remaining after all allocations have been made pursuant to clauses (1) through (8) above shall be added to Allocable Principal Collections for Series 2007-2. Usage for Series 2007-2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2007-2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(11) An amount equal to the sum of Allocable Finance Charge Collections for Series 2007-2 remaining after all allocations have been made pursuant to clauses (1) through (9) above shall be withdrawn from the Series Collections Account and deposited in the Group Finance Charge Collections Reallocation Account.

(12) An amount equal to the lesser of

(x)	Usage for Series 2007-2 after giving effect to clause (10) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2007-2 and the denominator of which is the Class

Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (10) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Finance Charge Collections Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2007-2. Such amount shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited in the Series Collections Account. Usage for Series 2007-2 and the Class Cumulative Investor Charged-Off Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2007-2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(13) Amounts remaining on deposit in the Group Finance Charge Collections Reallocation Account after giving effect to the allocations in clause (12) above shall, for so long as any Senior Series is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Holder of the Seller Certificate.

(14) For as long as any Series that is not an Interchange Series is outstanding, an amount equal to the sum of Allocable Interchange for Series 2007-2 remaining after all allocations have been made pursuant to clauses (1) through (10) above shall be withdrawn from the Series Collections Account and deposited into the Group Interchange Reallocation Account.

(15) An amount equal to the lesser of

(x)	Usage for Series 2007-2 after giving effect to clause (12) above, and

(y)	the product of (i) a fraction, the numerator of which is Usage for Series 2007-2 and the denominator of which is the Class Cumulative Investor Charged-Off Amount for the Subordinated Class after giving effect to clause (12) of all of the Senior Series Cash-Flow Appendices and (ii) the amount remaining on deposit in the Group Interchange Reallocation Account after all allocations pursuant to the provisions of all Senior Series Supplements and the Series 2007-CC Supplement have been withdrawn shall be added to Allocable Principal Collections for Series 2007-2. Such amount shall be withdrawn from the Group Interchange Reallocation Account and deposited in the Series Collections Account. Usage for Series 2007-2 and the Class Cumulative Investor Charged-Off

Amount for the Subordinated Class of this Series will each be reduced by such amount, and the Available Subordinated Amount for Series 2007-2 and the Class Investor Interest and Class Invested Amount for the Subordinated Class of this Series will each be increased by such amount.

(16) Amounts remaining on deposit in the Group Interchange Reallocation Account after giving effect to the allocations in clause (15) above, shall for so long as any Senior Series is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement or, if no Senior Series is outstanding and the Series 2007-CC Collateral Certificate is outstanding, be withdrawn from the Group Interchange Reallocation Account and paid to the Holder of the Seller Certificate

(17) An amount equal to the lesser of

(x)	the Senior Series Principal Distribution Amount Shortfall for Series 2007-2, determined after giving effect to Section 9(b)(35) of the Series Supplement for Series 2007-2, and

(y)	the Allocable Principal Collections for Series 2007-2 after giving effect to clause (15) above shall be withdrawn from the Series Collections Account and deposited into the Senior Series Principal Funding Account for Series 2007-2. This amount shall constitute “funds, if any, available to pay such Principal Distribution Amount Shortfall from funds initially allocated to any Subordinate Series” for purposes of Section 9(b)(36) of the Series Supplement for Series 2007-2.